SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

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Check the appropriate box:

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                                                         the Commission Only (as
                                                         (permitted by Rule
                                                         14a-6(e)(2))
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[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Kerr-McGee Corporation
                (Name of Registrant as Specified in Its Charter)

                                       N/A
               (Name of Person(s) Filing Proxy Statement, if other
                              than the Registrant)

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


[KERR-MCGEE LOGO]            KERR-MCGEE CORPORATION

                                KERR-MCGEE CENTER
                                 P. O. BOX 25861
                          OKLAHOMA CITY, OKLAHOMA 73125

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 12, 1998


TO THE STOCKHOLDERS:

    The 1998 Annual Meeting of Stockholders of Kerr-McGee Corporation (the "Company") will be held in the Robert S. Kerr Auditorium, Kerr-McGee Center, 123 Robert S. Kerr Avenue, Oklahoma City, Oklahoma, at 9:00 a.m. on Tuesday, May 12, 1998, for the following purposes:

    1. Elect nine directors.

    2. Ratify  the   appointment  of  Arthur   Andersen  LLP  as  the  Company's
       independent public accountant.

    3. Approve the 1998 Long Term Incentive Plan.

    4. Approve the Annual Incentive Compensation Plan.

    5. Transact such other business as may properly come before the meeting.

    The Board of Directors has fixed March 16, 1998, as the record date for determination of stockholders entitled to notice of and to vote at this meeting.

    STOCKHOLDERS OF RECORD WILL BE ADMITTED UPON VERIFICATION OF OWNERSHIP AT THE ADMISSIONS COUNTER AT THE MEETING. BENEFICIAL OWNERS SHOULD PRESENT EVIDENCE OF STOCK OWNERSHIP TO THE ATTENDANT AT THE ADMISSIONS COUNTER FOR ADMITTANCE TO THE MEETING.

    To ensure your representation at the meeting, please sign and promptly mail the enclosed proxy, which is being solicited on behalf of the Board of Directors of the Company. A return envelope, which requires no postage if mailed in the United States, is enclosed for such purpose. If you receive more than one form of proxy, it is an indication that your shares are registered in more than one account. All proxy forms received by you should be signed and mailed to ensure that all your shares are voted.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                                  RUSSELL G. HORNER, JR.
                                                       Secretary

March 20, 1998

                             KERR-MCGEE CORPORATION
                                KERR-MCGEE CENTER
                                 P. O. BOX 25861
                          OKLAHOMA CITY, OKLAHOMA 73125

                             PROXY STATEMENT FOR THE
                       1998 ANNUAL MEETING OF STOCKHOLDERS

                                                                  March 20, 1998


    The accompanying proxy is solicited on behalf of the Board of Directors (the "Board") of Kerr-McGee Corporation (the "Company"). This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or before March 20, 1998.

    Proxies in the form enclosed that are properly signed and returned will be voted as directed, unless revoked before exercise by written notice from the stockholder to the Secretary of the Company at the address set forth above or by the stockholders voting by ballot at the 1998 Annual Meeting. Unless directed otherwise, returned proxies will be voted for the election of the nominees for director listed below and on other matters as recommended by the Board of Directors.

    Under Section 216 of the Delaware General Corporation Law and the Kerr-McGee Corporation ByLaws (the "ByLaws"), a majority of the shares of the common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the annual meeting. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter shall be the act of the stockholders. Abstentions will have the effect of votes against a proposal and broker nonvotes have no effect on the vote. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors.


                                VOTING SECURITIES

    The Company's only class of voting securities is its common stock having a par value of $1.00 per share (the "Common Stock"), of which there were 47,709,573 shares outstanding as of the close of business on March 16, 1998, the record date for stockholders entitled to receive notice of and to vote at this meeting. Each share is entitled to one vote. The number of shares outstanding does not include shares held in treasury, which will not be voted.


                                   ITEM NO. 1

                              ELECTION OF DIRECTORS

    In accordance with the ByLaws, the Board has designated nine as the number of Directors to be elected at the forthcoming Annual Meeting of Stockholders. Eight of the nominees are incumbent Directors who were elected at the 1997 Annual Stockholders' Meeting. Leroy C. Richie was elected a Director effective January 13, 1998. Bennett E. Bidwell reached the mandatory retirement age of 70 prior to May 12, 1998 and is not standing for reelection to the Board.

    All nominees have consented to serve, and the Company has no reason to believe any nominee will be unavailable. Should any nominee become unavailable for any reason, the proxies will be voted for a substitute nominee to be named by the Board unless the number of Directors constituting a full board is reduced. Each person elected Director at an annual meeting will be elected to serve until the next Annual Stockholders' Meeting or until a successor is elected.

    Certain information with respect to the nominees for Director, including their principal occupations during the past five years, is as follows:


                               NAME, AGE (AS OF MARCH 1, 1998)                        FIRST BECAME
                        PRINCIPAL OCCUPATION & OTHER DIRECTORSHIPS                      DIRECTOR
                        ------------------------------------------                    ------------

[PAUL M. ANDERSON   PAUL  M.  ANDERSON,  52 --  President  and  Chief  Operating          1996
PHOTO]              Officer of Duke Energy Corporation, a provider of energy and energy  services,  since  June  1997;  President  and  Chief
                    Executive  Officer of PanEnergy  Corp, a provider of natural gas  transportation  and related  services in North America, from 1995 to June 1997;  President  of  PanEnergy  Corp from
                    1993 to 1995;  President of Panhandle  Eastern  Pipeline and
                    Group  Vice  President  from  1991 to 1993.  Director,  Duke
                    Energy Corporation,  Temple-Inland Inc. and TEPPCO Partners,
                    L.P.


[LUKE R. CORBETT    LUKE R.  CORBETT,  51 --  Chairman  of the  Board  and Chief          1995
PHOTO]              Executive  Officer  of  the  Company  since  February  1997;
                    President and Chief Operating  Officer from May 1995 through
                    January  1997;  Group Vice  President  from 1992 through May
                    1995.  Director,  Devon  Energy  Corporation  and OGE Energy
                    Corp.


[MARTIN C. JISCHKE  MARTIN C. JISCHKE,  56 -- President of Iowa State University          1993
PHOTO]              since 1991. Director, Bankers Trust Corporation.


[TOM J. MCDANIEL    TOM J.  MCDANIEL,  59 -- Vice  Chairman of the Company since          1997
PHOTO]              February 1997; Senior Vice President and Corporate Secretary
                    from 1989  through  January  1997.  Director,  Devon  Energy
                    Corporation and UMB Oklahoma Bank.


[WILLIAM C. MORRIS  WILLIAM C.  MORRIS,  59 --  Chairman of the Board of J. & W.          1977
PHOTO]              Seligman  & Co.,  Incorporated;  Chairman  of the  Board  of
                    Tri-Continental  Corporation  and  Chairman of the Boards of
                    the   companies  in  the  Seligman   family  of   investment
                    companies, all since December 1988. Chairman of the Board of
                    Carbo Ceramics, Inc., since 1987.



                              NAME, AGE (AS OF MARCH 1, 1998)                         FIRST BECAME
                        PRINCIPAL OCCUPATION & OTHER DIRECTORSHIPS                      DIRECTOR
                        ------------------------------------------                    ------------

[JOHN J. MURPHY     JOHN J.  MURPHY,  66 -- Retired;  Chairman  of  the Board of          1990
PHOTO]              Dresser Industries,  Inc., hydrocarbon  energy  products and services, from 1983 through November 1996;  Chief  Executive
                    Officer  of  Dresser  Industries, Inc.,  from  1983 to 1995.
                    Director, Carbo Ceramics, Inc.; PepsiCo Inc. and W. R. Grace
                    & Co.

[LEROY C. RICHIE    LEROY C. RICHIE, 56 -- Retired;  Vice President and  General          1998
PHOTO]              Counsel for Automotive Legal Affairs,  Chrysler Corporation,
                    1990 through December 1997.


[RICHARD M. ROMPALA RICHARD M. ROMPALA,  51 -- Chairman of the Board,  President          1996
PHOTO]              and Chief Executive  Officer of The Valspar  Corporation,  a
                    manufacturer of paints and related coatings,  since February
                    1998;  President and Chief Executive  Officer of The Valspar
                    Corporation from 1995 through January 1998; President of The
                    Valspar  Corporation  in 1994;  Group Vice  President of PPG
                    Industries from 1987 to 1994; Director, Olin Corporation.


[FARAH M. WALTERS   FARAH M. WALTERS,  53 --  President   and   Chief  Executive          1993
PHOTO]              Officer of University  Hospitals of Cleveland and University
                    Hospitals  Health  System,  Inc.  since 1992.  Director, LTV
                    Corporation.


    None of the above nominees is related to any executive officer of the Company, its subsidiaries, limited liability companies or affiliates.

    For additional information relating to directors and executive officers, see "Security Ownership" and "Executive Compensation and Other Compensation."


BOARD OF DIRECTORS MEETINGS, COMPENSATION AND COMMITTEES

    During 1997 the Board held seven meetings. Each director attended 75% or more of the aggregate number of meetings of the Board and the committees of the Board on which each such director served. Directors discharge their responsibilities not only by attending Board and committee meetings but also through communication with the Chairman and other members of management relative to matters of mutual interest and concern to the Company. Board members who are not employees of the Company are paid an annual fee of $30,000 and an additional fee of $1,000 for each Board meeting and committee meeting attended. Directors are reimbursed for travel expenses and lodging.

    Pursuant to a Plan of Deferred Compensation, any director who is not an employee of the Company may elect to defer compensation as a director until such person ceases to be a director, after which the deferred compensation, together with interest, will be paid in ten equal annual installments.

    Under the Stock Deferred Compensation Plan for NonEmployee Directors, a nonemployee director may elect to defer compensation as a director through the purchase of Common Stock on a year-by-year basis by notifying the Company on or before December 31 of the preceding year. The stock acquired in this nonqualified plan may not be distributed to the nonemployee director until 185 days after the participant ceases being a director.

    The Board has established and currently maintains an Audit Committee, an Executive Compensation Committee, a Finance Committee and a Nominating Committee as standing committees.

    The Audit Committee meets periodically with the Company's independent public accountant to review plans for the audit and the audit results and recommends selection of the independent public accountant. The Audit Committee also meets with the Director of Internal Auditing to review the scope and results of the Company's internal auditing activities and assessment of the system of internal controls. The Audit Committee consists of three independent nonemployee directors: Farah M. Walters (Chair), Paul M. Anderson and Richard M. Rompala. The Committee met twice during 1997.

    The Executive Compensation Committee reviews the salaries and incentive pay awards as recommended by the Chief Executive Officer for all officers of the Company and recommends to the full Board such changes as it may deem appropriate. The Committee also administers the Annual Incentive Compensation Plan, the Long Term Incentive Program, the Executive Deferred Compensation Plan and the Supplemental Executive Retirement Plan. The Executive Compensation
Committee recommends but does not fix the cash compensation of the Chief Executive Officer. The cash compensation of the Chief Executive Officer is determined by all of the independent nonemployee directors. The Executive Compensation Committee consists of three independent nonemployee directors: John
J. Murphy (Chair), Martin C. Jischke and Richard M. Rompala. The Committee met one time in 1997.

    The Finance Committee reviews the annual budget, other budget and financial matters as may be requested and strategy as may be required. The Finance Committee consists of four independent nonemployee directors: William C. Morris (Chair), Paul M. Anderson, Bennett E. Bidwell and John J. Murphy. The Committee met one time in 1997.

    The Nominating Committee recommends nominees to the Board of Directors. The Nominating Committee will consider recommendations for the position of director submitted by stockholders in writing to the Corporate Secretary, Kerr-McGee Corporation, P.O. Box 25861, Oklahoma City, Oklahoma 73125. Recommendations must be received as provided in the ByLaws by the Company not less than 70 days nor more than 90 days prior to the first anniversary of the preceding year's Annual Meeting and shall include: (a) all information relating to the nominee that is required to be disclosed in the Proxy Statement for the election of directors, including written consent, (b) any other business that the stockholder proposes to bring before the meeting and (c) (i) the name and address of the stockholder or beneficial owner submitting the nomination and (ii) the class and number of shares of the Company which are owned by the stockholder or beneficial owner. The Nominating Committee consists of four independent nonemployee directors:
Martin C. Jischke (Chair), Bennett E. Bidwell, William C. Morris and Farah M. Walters. Luke R. Corbett serves as an ex-officio member. The Committee met one time in 1997.


SECURITY OWNERSHIP

    The following table sets forth the number of shares of Common Stock beneficially owned as of March 1, 1998 by each director and nominee, each of the executive officers named in the Summary Compensation Table and all directors and officers as a group, and the percentage represented by such shares of the total Common Stock outstanding on that date:

                                                                 NUMBER  OF  SHARES    PERCENT OF
   NAME OR GROUP                                                 BENEFICIALLY OWNED      CLASS
   -------------                                                 ------------------    ----------

Paul M. Anderson .............................................          726(1)              *
Bennett E. Bidwell ...........................................        2,208(1)
Luke R. Corbett ..............................................      158,848(2)
Martin C. Jischke ............................................        3,269(1)
Tom J. McDaniel ..............................................       53,387(2)
Frank A. McPherson ...........................................       50,054(2)
William C. Morris ............................................       11,200
John J. Murphy ...............................................        1,648(1)
Leroy C. Richie ..............................................        1,000
Richard M. Rompala ...........................................        1,139(1)
Farah M. Walters .............................................        3,101(1)
John C. Linehan ..............................................      107,277(2)
Kenneth W. Crouch ............................................       14,716(2)
Russell G. Horner, Jr. .......................................       30,131(2)
All directors and executive officers as a group, including
     those named above .......................................      608,756(2)           1.28

-----------------

* The percentage of shares beneficially owned by any single director, nominee or executive officer does not exceed 1%.

(1) Includes shares held by the Stock Deferred Compensation Plan for NonEmployee Directors.

(2) Includes shares issuable upon the exercise of outstanding stock options that are exercisable within 60 days of March 1, 1998: 40,000 shares for Mr. McPherson; 132,665 shares for Mr. Corbett; 38,533 shares for Mr. McDaniel; 84,533 shares for Mr. Linehan; 10,333 shares for Mr. Crouch; 22,533 shares for Mr. Horner; and 476,243 shares for all directors and executive officers as a group.


                                   ITEM NO. 2


          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANT

    Arthur Andersen LLP, an independent public accounting firm, has been selected as the Company's independent public accountant for 1998 in accordance with the recommendation of the Audit Committee. This firm served in the same capacity for the year ended December 31, 1997. Representatives of Arthur Andersen LLP will be present at the Annual Meeting to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

    The stockholders will be asked to ratify the appointment of Arthur Andersen LLP as independent public accountant for 1998. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP.

    If the appointment of Arthur Andersen LLP is not ratified by the stockholders, Arthur Andersen LLP ceases to act as the Company's independent accountant or the Board of Directors removes Arthur Andersen LLP as the Company's independent accountant, the Board will appoint another independent accounting firm. The engagement of a new independent accounting firm for periods following the 1999 Annual Meeting will be subject to ratification by the stockholders at that meeting.


                                   ITEM NO. 3


                    APPROVE THE 1998 LONG TERM INCENTIVE PLAN


INTRODUCTION

    The Board of Directors has approved and recommends that the stockholders vote for the approval of the Kerr-McGee Corporation 1998 Long Term Incentive Plan (the "Plan"). The Plan is designed to provide incentive opportunities for key employees, to enhance the Company's ability to retain these employees, to attract outstanding prospective employees and to ensure that amounts paid under the Plan qualify as performance based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the applicable regulations.

    The Board's approval and recommendation of the Plan follows a review and evaluation of the Company's existing compensation plans and comparison with long term incentive programs offered by other comparable corporations to their employees. While the Plan represents in part a continuation of the Company's stock option program, which has been in effect since 1950, it also provides flexibility in the form and payment of awards to meet changing business needs.

    If the Plan is approved, the current Long Term Incentive Program (the "Program") will be terminated, except as to outstanding options which will remain subject to the terms of the Program. There remain available for grant 227,043 shares of Common Stock under the Program. The Plan would permit total awards up to 2,300,000 shares, representing an additional 2,072,957 shares of Common Stock when compared to the number of shares available under the Program.

    The Plan includes provisions which provide for the grant or award of (a) stock options, (b) Stock Appreciation Rights ("SARs"), (c) restricted stock and
(d) performance awards. The full text of the Plan appears as Exhibit A to this Proxy Statement. The summary of the Plan which appears below is qualified by reference to the full text of the Plan.


TERM

    The Plan will be effective as of January 1, 1998, if the Plan is approved by the stockholders. The Plan will terminate on December 31, 2007, unless terminated earlier by the Board of Directors. Termination of the Plan will not affect grants made prior to termination, but grants will not be made after termination.


ADMINISTRATION

    The Plan  will be  administered  by a  committee,  currently  the  Executive
Compensation Committee of the Board of Directors, of two or more directors appointed by the Board of Directors to administer the Plan ("the Committee"). Subject to the terms of the Plan, and to such approvals and other authority as the Board of Directors may reserve to itself from time to time, the Executive Compensation Committee, consistent with the terms of the Plan, will have authority (i) to select employees to participate in the Plan, (ii) to determine the form and terms of grants and awards, and the conditions and restrictions, if any, subject to which grants and awards will be made and become payable under the Plan, (iii) to adopt rules and regulations with respect to the administration of the Plan and (iv) to amend or rescind such rules and regulations and make such other determinations authorized under the Plan as the Executive Compensation Committee deems necessary or appropriate.


ELIGIBILITY

    Employees who participate in the Plan will be selected by the Executive Compensation Committee from among those employees of the Company, its subsidiaries and limited liability companies who, in the judgment of the Executive Compensation Committee, may have a significant effect on the profitability and growth of the Company. Currently, the Company estimates approximately 250 employees will be eligible to participate in the Plan. Employees who are selected to receive one of the forms of compensation provided for under the Plan will not automatically be selected to receive another form of compensation unless such selection is specified by the Executive Compensation Committee or provided for by the terms of the Plan.


SECURITIES SUBJECT TO THE PROGRAM

    The number of shares of Common Stock which may be issued under the Plan may not exceed 2,300,000. If any stock option granted pursuant to the Plan terminates, expires or lapses, or any restricted shares of Common Stock granted pursuant to the Plan are forfeited, any shares of Common Stock subject to such option or so forfeited shall again be made available for grant unless, in the case of stock options granted under the Plan, related SARs have been exercised. In the event of any increases or decreases in the number of issued and outstanding shares of Common Stock, pursuant to stock splits, mergers, reorganizations, recapitalizations, stock dividends or other event described under the terms of the Plan, the Executive Compensation Committee shall make appropriate adjustments to the number of shares subject to grants or awards theretofore made to participants, in the exercise price per share of stock options theretofore granted to participants and in the number and kinds of shares which may be distributed under the Plan. Appropriate adjustments shall also be made by the Executive Compensation Committee in the terms of SARs to reflect any change with respect to the number of issued and outstanding shares of Common Stock.


STOCK OPTIONS

    The Plan authorizes grants of stock options to eligible employees as determined by the Executive Compensation Committee. Subject to the provisions of the Plan, the Executive Compensation Committee may grant options under the Plan for such number of shares and having such terms as the Executive Compensation Committee shall designate; however, the maximum number of options that may be granted to any one optionee is 150,000 per calendar year. Under the terms of the Plan, the Executive Compensation Committee shall specify whether or not any option is intended to be an incentive stock option ("Incentive Stock Option") as described in Section 422 of the Code or a nonstatutory or nonqualified stock option ("Nonqualified Stock Option"). The aggregate value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all Company plans may not exceed $100,000. Each stock option shall have an exercise price that is not less than the fair market value of the Common Stock on the date the option is granted. Nonqualified Stock Options may not be exercised more than ten years and one day from the date of grant and Incentive Stock Options may not be exercised more than ten years from the date of grant. The Executive Compensation Committee may establish dates on which installment portions of an option may be exercisable during the term of the option. The Executive Compensation Committee may also accelerate the time at which an installment portion of an outstanding option may be exercisable.

    Payment for shares received upon exercise of a stock option may be made in cash, shares of Common Stock, shares of Common Stock subject to restrictions under the terms of the Plan, a combination of the foregoing, through a cashless exercise with a broker, or in such other manner as the Executive Compensation Committee determines.

    In the event an optionee's employment is terminated by reason of disability or retirement, any outstanding option that was exercisable at the time of such optionee's disability or retirement shall be exercisable within the period, not to exceed four years, specified by the Executive Compensation Committee. In the event of an optionee's death while in the employ of the Company or within three months after the termination of employment, any outstanding option that was exercisable at the time of optionee's death shall be exercisable for one year thereafter by the executor or administrator of the deceased optionee's estate. In the event an optionee ceases to be an employee for any reason other than death, disability or retirement, any outstanding option may not be exercised more than three months after the date of such event. Under no circumstances will any option be exercisable after it has terminated or expired.

    Because the grant of awards under the Plan is at the discretion of the Executive Compensation Committee, it is not possible to indicate what awards will be made to persons eligible for participation in the Plan. The initial grants of stock options under the Plan are contingent upon approval of the Plan by stockholders at the 1998 Annual Meeting of Stockholders, in accordance with this Proxy Statement. The following table sets forth the Nonqualified Stock Options to purchase shares of Common Stock exercisable at the fair market value on January 13, 1998, $59.6563 per share, if the Plan is approved by the
Stockholders:

                     NAME                       STOCK OPTIONS
                     ----                       -------------

               LUKE R. CORBETT                      60,000
               TOM J. MCDANIEL                      15,000
               JOHN C. LINEHAN                      15,000
               RUSSELL G. HORNER, JR.               10,000
               KENNETH W. CROUCH                    10,000
               ALL CURRENT OFFICERS AS A GROUP     185,000

    These options become excersible one third over the next three years on the anniversary of the date of grant. If the Plan is approved by the stockholders, these grants will be deemed made pursuant to the Plan; otherwise, they will be deemed made pursuant to the Program. The last sale price of the Common Stock on March 16, 1998, was $68.5625. Non-employee directors are not eligible to participate in the Plan and no options have been granted to employees as of the date of this Proxy Statement other than set forth in the table above.


STOCK APPRECIATION RIGHTS

    The Plan also authorizes the Executive Compensation Committee to affix stock appreciation rights ("SARs") to stock options either at the time the option is granted or at any date prior to the option's expiration. SARs provide an optionee the right to surrender all or a portion of an option and receive from the Company a payment, in shares of Common Stock, cash, or a combination thereof, equal to the excess of the fair market value of the shares of Common Stock for which the SAR is exercised over the aggregate option exercise price of such shares under the related option at the time of surrender. In addition, each outstanding SAR will be automatically exercised on the day prior to the expiration of the related option if the fair market value of the Common Stock on such date exceeds the relevant option exercise price. SARs are exercisable only to the extent that the related options are exercisable. The exercise of any option will result in an immediate forfeiture of its related SAR, and the exercise of a SAR will cause an immediate forfeiture of its related option.


RESTRICTED STOCK

    The Plan provides that not more than 450,000 shares of the 2,300,000 shares of Common Stock authorized under this Plan, subject to certain restrictions, may be awarded to eligible employees under the Plan from time to time as determined by the Executive Compensation Committee. The Executive Compensation Committee will determine the nature and extent of the restrictions on such shares, the duration of such restrictions, and any circumstance under which restricted shares will be forfeited. Restricted shares will be deposited with the Company during the period of any restriction thereon and, except as otherwise provided by the Executive Compensation Committee during any such period of restriction, recipients shall have all of the rights of a holder of Common Stock, including but not limited to the right to receive dividends and voting rights. The Executive Compensation Committee may establish rules concerning the termination of employment of a recipient of restricted Common Stock (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.


LONG TERM PERFORMANCE AWARDS

    The Plan permits the Executive Compensation Committee to grant performance awards to eligible employees under the Plan from time to time as determined by the Executive Compensation Committee. Performance awards may include performance units (i.e., award units valued by reference to financial measures or property other than Common Stock) and performance shares (i.e., award amounts valued by reference to shares of Common Stock).

    Under the terms of the Plan, the Executive Compensation Committee will establish the time period of not less than one year over which performance will be measured (the "Performance Period") and the criteria to be used by the Executive Compensation Committee to evaluate the Company's performance with respect to each Performance Period. Such criteria may include financial or operating measures of the Company, such as return on equity, return on assets, return on average capital employed, earnings per share or others as established by the Executive Compensation Committee, or may be based on the Company's performance compared with one or more selected companies. Payment of earned performance awards may be made to participants in cash, shares of Common Stock, restricted Common Stock, other property or a combination of the foregoing as determined by the Executive Compensation Committee.


AMENDMENT

    The Board may at any time terminate or amend the Plan in any respect, except that the Board may not, without further approval of the stockholders of the Company, amend the Plan so as to (i) increase the number of shares of Common Stock which may be issued under the Plan (except for adjustments in the number of shares permitted with respect to certain mergers, consolidations or recapitalizations as described under "Stock Options" above) or change terms of the Plan relating to the establishment of the exercise prices under options granted, (ii) extend the duration of the Plan beyond December 31, 2007 or (iii) increase the maximum dollar amount of Incentive Stock Options which an individual optionee may exercise during any calendar year beyond that permitted in the Code and applicable rules and regulations of the Treasury Department. No amendment or termination of the Plan shall, without the consent of the optionee or participant in the Plan, alter or impair any of the rights or obligations under any options or other rights theretofore granted such person under the Plan.


CHANGE IN CONTROL

    In the event of a change in control, any outstanding options that have not yet vested shall vest effective as of such date, restrictions on Restricted Stock shall lapse, and participants shall earn no less than the participant would have earned if the performance period terminated as of such date. A change in control shall be deemed to have occurred if any person acquires 25% or more of the outstanding Common Stock, the stockholders approve a merger or consolidation of the Company with any other corporation, the stockholders approve a complete liquidation or disposition of all of the Company's assets, or a change in the majority of the Board of Directors, as described in the Plan, occurs within a period of 24 months.


FEDERAL INCOME TAX EFFECTS

    The federal income tax consequences applicable to the Company in connection with an Incentive Stock Option, Nonqualified Stock Option, SARs, restricted stock or performance awards are complex and depend, in large part, on the surrounding facts and circumstances. Under current federal income tax laws, a participant will generally recognize income with respect to a grant of restricted stock, stock options, SARs or performance awards, as follows:

(a) Payments in respect of performance awards. Any cash and/or the fair market value of any Common Stock received as payments in respect of performance awards under the Plan will constitute ordinary income to the employee in the year in which paid, and the Company will be entitled to a deduction in the same amount.

(b) Incentive Stock Options. The grant of an Incentive Stock Option will not result in any immediate tax consequences to the Company or the optionee. An optionee will not realize taxable income, and the Company will not be entitled to any deduction, upon the timely exercise of an Incentive Stock Option, but the excess of the fair market value of the Common Stock acquired over the option price will be an item of tax preference for purposes of the alternative minimum tax. If the optionee does not dispose of the Common Stock acquired within one year after its receipt (or within two years after the date the option was granted), gain or loss realized on the subsequent disposition of the Common Stock will be treated as long term capital gain or loss and the Company will not be entitled to any deduction. If the optionee disposes of the Common Stock acquired less than one year after its receipt (or within two years after the option was granted) the optionee will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock acquired on the date of exercise over the exercise price; or (ii) if the disposition is a taxable sale or exchange, the amount of any gain realized. Upon such a disqualifying disposition, the Company will be entitled to a deduction in the same amount and at the same time as the optionee realizes such ordinary income. Any amount realized by the optionee in excess of the fair market value of the Common Stock on the date of exercise will be taxed to the optionee as capital gain.

(c) Nonqualified Stock Options. The grant of a Nonqualified Stock Option will not result in any immediate tax consequences to the Company or the optionee. Upon the exercise of a Nonqualified Stock Option, the optionee will generally realize ordinary income. However, an employee who is subject to the restrictions of Section 16(b) of the Securities Exchange Act of 1934 with respect to the stock acquired will realize as ordinary income at the time of the lapse of the restrictions an amount equal to the excess of the fair market value of the Common Stock at the time of such lapse over the option price, unless the employee elects to be taxed on the date of exercise. The Company will be entitled to a deduction at the same time as, and equal in amount to, the income realized by the optionee.

(d) Stock Appreciation Rights. Upon the exercise of any SAR, any cash received and the fair market value on the exercise date of any Common Stock received will constitute ordinary income to the grantee. The Company will be entitled to a deduction in the same amount and at the same time.

(e) Restricted Stock. An employee generally will not realize taxable income upon an award of restricted stock. However, an employee who receives restricted stock, either as a grant or in payment of a performance award, will realize as ordinary income at the time of the lapse of the restrictions an amount equal to the fair market value of the Common Stock at the time of such lapse unless the employee elects to realize ordinary income on the date of receipt of the restricted Common Stock. At the time the employee realizes ordinary income, the Company will be entitled to deduct the same amount as the ordinary income realized by the employee.

(f) Code Section 162(m). Payments or grants under the Plan are intended to qualify as "qualified performance based compensation" under the Code and the applicable regulations.


ACCOUNTING

    During the period that SARs are outstanding, the Company will accrue as an expense the amount, if any, by which the fair market value of the Common Stock exceeds the exercise price of any related option.


APPROVAL OF THE PLAN

    Adoption of the Plan will require the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote thereon.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSED KERR-MCGEE CORPORATION 1998 LONG TERM INCENTIVE PLAN.


                                   ITEM NO. 4


                 APPROVE THE ANNUAL INCENTIVE COMPENSATION PLAN


INTRODUCTION

    The Board of Directors has approved and recommends that the stockholders vote for the approval of the Kerr-McGee Corporation Annual Incentive Compensation Plan (the "AICP"). The AICP is intended to enhance the link between pay and performance by providing officers with the opportunity to receive an annual cash award based on the achievement of pre-established performance goals. The material terms of the AICP are being submitted to stockholders for their approval so payments to officers under the Plan may qualify as "performance based" compensation under Section 162(m) of the Code. As described in the Report on Executive Compensation on page 13 of this Proxy Statement, Section 162(m) generally limits to $1 million the annual corporate federal income tax deduction for "nonperformance based" compensation paid to the Chief Executive Officer or any of the four other highest paid officers of a publicly held corporation. Nonperformance based compensation includes salary, bonus and income from the exercise of stock options under the Long Term Incentive Plan ("LTIP"), which will also contain the necessary provision to be deductible under Section 162(m) if the LTIP is approved by the Stockholders.
(See Item No. 3.)

    The Board's approval and recommendation of the AICP follows a review and evaluation of the Company's existing compensation plans and comparison with incentive compensation plans offered by other comparable corporations to their key employees. The AICP will afford greater flexibility in the form and payment of awards to meet changing business needs.

    The full text of the AICP appears as Exhibit B to this Proxy Statement. The summary of the AICP appears below and is qualified by reference to the full text of the AICP.


TERM

    The AICP will be effective as of January 1, 1998, if approved by the Stockholders.


PURPOSES

    The purposes of the AICP are to provide incentives to achieve annual goals that are within group and/or individual control and are considered key to the Company's success, encourage teamwork in various segments of the Company, reward performance with pay that varies in relation to the extent to which the pre-established goals are achieved and ensure the income tax deductibility of compensation paid under the AICP.


ADMINISTRATION

    The AICP  will be  administered  by a  committee,  currently  the  Executive
Compensation  Committee  of the  Board of  Directors,  of two or more  "outside"
directors appointed by the Board of Directors to administer the AICP ("Committee"). Subject to the terms of the AICP, the Committee has authority to determine the size, terms and conditions of awards under the AICP, to construe and interpret the AICP and to make all other determinations which may be necessary or advisable for AICP administration.


ELIGIBILITY

    All officers of the Company, at or above the level of corporate Vice President, are eligible to participate in the AICP.


AWARDS UNDER THE AICP

    Not later than 90 days after the beginning of each fiscal year, the Committee will select one or more performance measures, establish written performance goals with respect to each selected performance measure and determine the award opportunities for that fiscal year.

    The performance measures may be based on any combination of corporate, divisional and/or individual goals. For each performance measure, the Committee will establish performance goals which will be used to determine award opportunities. For example, for a particular fiscal year, the Committee may select the Company's return on average capital employed as a performance measure, establish various levels of Company pretax income as performance goals and link each such performance goal to an award opportunity. The performance measures, performance goals and award opportunities may vary among officers and from year to year.

    Following completion of each fiscal year, if the performance goals were met, the Committee will so certify in writing prior to payment of final awards. As soon as practicable after the end of the fiscal year, final awards will be computed for each officer as determined by the Committee. Except as provided in the AICP, the Committee has discretion to reduce or eliminate any or all final awards that would otherwise be paid.

    The AICP provides that the maximum award payable to any officer in connection with any one fiscal year shall not exceed 200% of the officer's Target Incentive Award.

    The AICP provides that the performance measures which may serve as determinants of an officer's award opportunities are limited to the Company's pretax income, net income, earnings per share, revenues, expenses, return on assets, return on equity, return on investment, net profit margin, operating profit margin, operating cash flow, total stockholder return, capitalization, liquidity, results of customer satisfaction surveys and other measures of quality, safety, productivity or process improvement. Such performance goals may be determined solely by reference to the performance of the Company, its subsidiaries or limited liability companies, a division or unit of the Company, or based upon comparisons of any of the performance measures relative to other companies. In establishing a performance goal with respect to any of these performance measures, the Committee may exclude the impact of any event or occurrence which the Committee determines should appropriately be excluded such as a restructuring or other nonrecurring charge, an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or a change in accounting standards required by the U.
S. generally accepted accounting principles.

    An officer's award opportunities will be established as a function of the officer's base salary. Base salary means, as to any specific fiscal year, the officer's regular annual salary rate as of the last day of the fiscal year. The regular annual salary rate is not reduced by any voluntary salary reductions or any salary reduction contributions made to any salary reduction plan, defined contribution plan or other deferred compensation plans of the Company, but does not include any payments under the AICP, or any other bonuses, stock options, incentive pay or special awards.

    The Committee has discretion to reduce or eliminate the amount of an award otherwise payable to an officer. Except to the extent permitted by the following paragraph, the Committee may not exercise discretion to increase the award otherwise payable to an officer.

    In the event that changes are made to Code Section 162(m) or the Regulations thereunder to permit greater flexibility with respect to any Award Opportunities under the AICP, the Committee may exercise such greater flexibility consistent with the terms of the AICP without regard to the restrictive provisions of the AICP.


PAYMENT OF AWARDS

    Awards under the AICP are payable within 75 days after the award is approved by the Committee. Subject to the terms of the Company's Executive Deferred Compensation Plan, an officer may defer the receipt of some or all of the officer's award. If all or a portion of an officer's award is not deductible by the Company under Section 162(m), the Committee may, in its discretion, require that payment of the nondeductible portion of such award be deferred under a Company sponsored deferred compensation plan.


CHANGE IN CONTROL

    In the event of a change in control of the Company, the officers will, in the sole discretion of the Committee, receive a payment of the officer's target incentive award or final award for the fiscal year during which the change in control occurs. In these circumstances, the Committee will determine the final award based on performance during the fiscal year until the date of the change in control and the officer's base salary as of a date on or before the change in control. This award shall be paid to the officer within 75 days after the effective date of the change in control. A change in control shall be deemed to have occurred if any person acquires 25% or more of the outstanding Common Stock, the stockholders approve a merger or consolidation of the Company with any other corporation, the stockholders approve a complete liquidation or disposition of all of the Company's assets or a change in the majority of the Board of Directors, as described in the AICP, occurs in a period of 24 months.


AMENDMENTS

    The Board of Directors may modify, amend, suspend or terminate the AICP at any time. No such modification, amendment, suspension or termination may, without the officer's consent, reduce the officer's right to a payment or distribution under the AICP to which an officer is entitled.


OTHER MATTERS

    As discussed above, awards which may be paid under the AICP for fiscal 1998 and future years are dependent on the attainment of performance goals established annually by the Committee, as well as the Committee's authority, subject to the terms of the AICP, to reduce or eliminate such awards. Accordingly, the amounts, if any, which may be paid under the AICP in the future cannot presently be determined. If the material terms of the AICP are not approved by the stockholders, no future payments will be made under the AICP to officers, and the Executive Compensation Committee will review the Company's executive compensation program in light of such vote and the principles described in its Report on Executive Compensation.


APPROVAL OF THE AICP

    Adoption of the AICP will require the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote thereon.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSED KERR-MCGEE CORPORATION ANNUAL INCENTIVE COMPENSATION PLAN.



                  EXECUTIVE COMPENSATION AND OTHER INFORMATION


SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table includes individual compensation information on the Chief Executive Officer and the four other most highly paid executive officers for services rendered in all capacities for the fiscal years ended December 31, 1997, 1996 and 1995.


                           SUMMARY COMPENSATION TABLE

                                                                             LONG TERM
                                                                           COMPENSATION
                                                                              AWARDS
                                                                           ------------
                                                                               NO. OF
                                                 ANNUAL COMPENSATION        SECURITIES
                                               ----------------------       UNDERLYING   ALL OTHER
NAME AND PRINCIPAL POSITION (1)    YEAR          SALARY        BONUS        OPTIONS (3) COMPENSATION (4)
-------------------------------    ----        -----------    -------      ------------ ----------------

Frank A. McPherson,                1997        $342,308(2)    $  -0-           -0-       $  4,038
   Retired as Chairman of          1996         698,077       800,000        40,000        43,077
   the Board and Chief             1995         668,385       775,000        40,000        40,103
   Executive Officer
   effective February 1, 1997

Luke R. Corbett,                   1997         582,212       400,000        50,000        34,933
   Chairman of the                 1996         413,847       475,000        22,000        26,023
   Board and Chief                 1995         379,816       440,000        21,000        22,789
   Executive Officer                                                         50,000(5)

Tom J. McDaniel,                   1997         293,077       150,000        16,000        17,585
   Vice Chairman of                1996         269,231       245,000        11,000        17,346
   the Board                       1995         259,231       260,000        15,000        15,554

John C. Linehan,                   1997         295,000       150,000        16,000        17,700
   Executive Vice                  1996         294,231       265,000        18,000        18,846
   President and Chief             1995         283,846       280,000        17,000        17,031
   Financial Officer

Russell G. Horner, Jr.,            1997         252,693       130,000         8,000        15,162
   Senior Vice President,          1996         224,231       205,000        13,000        13,454
   General Counsel and             1995         213,231       180,000         9,000        12,794
   Corporate Secretary

Kenneth W. Crouch,                 1997         230,000       115,000         9,000        13,800
   Senior Vice President           1996         215,113       155,000         3,000        12,907
                                   1995         199,232        75,000         3,500        11,954

-----------------

(1) Effective February 1, 1997 upon Mr. McPherson's retirement, Luke R. Corbett became Chairman of the Board and Chief Executive Officer. Also on that date, Tom J. McDaniel became Vice Chairman and John C. Linehan was named Executive Vice President and Chief Financial Officer.

(2) Mr. McPherson retired on February 1, 1997. He agreed to continue as a consultant to the Company for a period of two years following his retirement, which period may be extended by the Company for one additional year. Amounts shown as salary for 1997 include salary for the year through retirement on February 1, 1997 and the amount he received as a consultant for the months of February through December 1997.

(3) The Company has never granted free-standing Stock Appreciation Rights ("SARs") and has not granted tandem SARs since January 1991.

(4) Consists entirely of 401(k) Company contributions pursuant to the Employee Stock Ownership Plan and amounts contributed under the nonqualified benefits restoration plan. Company contributions pursuant to the Employee Stock Ownership Plan for 1997 were $9,600 each to Messrs. Corbett, McDaniel, Linehan, Horner and Crouch. Mr. McPherson received $4,038. Amounts contributed under the nonqualified benefits restoration plan for 1997 on behalf of Messrs. McPherson, Corbett, McDaniel, Linehan, Horner and Crouch were: none, $25,333, $7,985, $8,100, $5,562 and $4,200, respectively. The amounts contributed by the Company to the Kerr-McGee Corporation Benefits Restoration Plan on behalf of such persons are identical to the amounts that would have been contributed pursuant to the Employee Stock Ownership Plan except for the Code limitations.

(5) On May 9, 1995, upon being named President and Chief Operating Officer, a one-time option for 50,000 shares was granted at an exercise price of $54.50 per share, which was 100% of the fair market value of a share of Common Stock on May 9, 1995.


STOCK OPTIONS

    The following table contains information concerning stock options granted during the fiscal year ended December 31, 1997 to the named executives:


                        OPTION GRANTS IN LAST FISCAL YEAR

                                           PERCENT
                             NO. OF       OF TOTAL
                           SECURITIES      OPTIONS         PER                             GRANT
                           UNDERLYING    GRANTED TO       SHARE                            DATE
                            OPTIONS     EMPLOYEES IN     EXERCISE       EXPIRATION        PRESENT
      NAME                GRANTED (1)  FISCAL YEAR 1997   PRICE            DATE           VALUE(2)
      ----                -----------  ----------------  --------       ----------        --------

Frank A. McPherson .....       -0-          ---            ---              ---              ---

Luke R. Corbett ........     50,000        15.33%         73.50      January 14, 2007     $766,000

Tom J. McDaniel ........     16,000         4.90%         73.50      January 14, 2007      245,120

John C. Linehan ........     16,000         4.90%         73.50      January 14, 2007      245,120

Russell G. Horner, Jr. .      8,000         2.45%         73.50      January 14, 2007      122,560

Kenneth W. Crouch ......      9,000         2.76%         73.50      January 14, 2007      137,880

-----------------

(1) All stock options granted in 1997 were nonqualified stock options. The exercise price per option is 100% of the fair market value of a share of Common Stock on the date of grant. No option expires more than ten years from the date of grant. At or after the grant of an option, the Executive Compensation Committee may, in its discretion, grant a participant a SAR. A SAR is only exercisable during the term of the associated option. No SARs were granted in 1997, nor have any been granted since 1991. Options may also provide that, upon a change in control all options and any accompanying SARs held for more than six months shall become immediately exercisable in full. A change in control shall be deemed to have occurred if any person acquires 25% or more of the outstanding Common Stock, the stockholders approve a merger or consolidation of the Company with any other corporation, the stockholders approve a complete liquidation or disposition of all of the Company's assets, or a change in the majority of the Board of Directors, as described in the Plan, occurs within a period of 24 months.

(2) The present value was computed in accordance with the Black-Scholes option pricing model, with assumptions consistent with the Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation", as permitted by the rules of the Securities and Exchange Commission. Based on Black-Scholes, the value on January 14, 1997, was $15.32 per option. The Company believes, however, that it is not possible to accurately determine the value of options at the time of grant using any option pricing model, including Black-Scholes, since any valuation depends on numerous assumptions. The model assumes: (a) an expected option term of 5.8 years,
    (b) interest rate of 6.36% which represents the U. S. Treasury Strip Rate at the date of grant with maturity corresponding to the expected option term,
    (c) volatility of 17.259% calculated using monthly stock prices for the 5.8 years prior to the date of the grant and (d) dividends at an average annual dividend yield of 3.06% for the ten years prior to December 31, 1997.


OPTION/SAR EXERCISES AND HOLDINGS

    The following table sets forth information for the named executives with respect to options/SARs exercised during 1997 and the value of unexercised options/SARs held as of December 31, 1997.


                                    AGGREGATED OPTION/SAR EXERCISES IN
                          LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                       NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED              IN-THE-MONEY
                           SHARES                        OPTIONS/SARS AT                  OPTIONS/SARS
                        ACQUIRED ON     VALUE            DECEMBER 31, 1997            AT DECEMBER 31, 1997(1)
       NAME             EXERCISE (#)  REALIZED($)   EXERCISABLE   UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
       ----             ------------  -----------   -----------   -------------     -----------   -------------
Frank A. McPherson ....   136,800     $3,218,638      40,000(2)        -0-          $   -0-          $  -0-
Luke R. Corbett .......       623         73,688     101,666          88,334         1,446,235        292,481
Tom J. McDaniel .......        --           --        24,533          28,334           379,080         96,562
John C. Linehan .......       791        108,563      67,533          33,667         1,159,598        109,443
Russell G. Horner, Jr.         --           --        12,534          19,667           147,084         57,937
Kenneth W. Crouch .....     2,500         46,844       7,333          12,167            84,912         15,149

-----------------

(1) Options/SARs are "in-the-money" if the fair market value of the Common Stock exceeds the exercise price. At December 31, 1997 the closing price of the Common Stock on the New York Stock Exchange was $63.9375.

(2) Options generally vest one-third each year, beginning one year after the grant date. All of Mr. McPherson's options vested upon his retirement.


RETIREMENT PLANS

    The Company maintains retirement plans for all employees, including officers. The following table shows the estimated annual pension benefits payable to a covered participant at normal retirement age under the Company's qualified defined benefit plan, as well as the nonqualified benefits restoration plan that provides benefits that would otherwise be denied participants by reason of certain Code limitations on qualified plan benefits, based on remuneration that is covered under the plans and years of service with the Company and its subsidiaries:


                                         RETIREMENT PLAN TABLE

AVERAGE ANNUAL                     15 YEARS      20 YEARS      25 YEARS      30 YEARS      35 YEARS
 COMPENSATION                      SERVICE       SERVICE       SERVICE       SERVICE       SERVICE
--------------                     --------      --------      --------      --------      --------

  $ 400,000 ..................     $93,665       $124,887      $156,109      $187,331      $218,553
    600,000 ..................     141,665        188,887       236,109       283,331       330,553
    800,000 ..................     189,665        252,887       316,109       379,331       442,553
  1,000,000 ..................     237,665        316,887       396,109       475,331       554,553
  1,200,000 ..................     285,665        380,887       476,109       571,331       666,553

    Covered compensation under the retirement plans consists of salary and bonus as reflected in the Summary Compensation Table plus pretax Section 125 and 401(k) benefit contributions as reflected under All Other Compensation in the Summary Compensation Table, based on the highest 36 consecutive months over the previous 120 months prior to retirement. Amounts shown have been computed on a straight life annuity basis. As of December 31, 1997, Mr. Corbett had 12 years of credited service; Mr. McDaniel, 13; Mr. Linehan, 12; Mr. Horner, 28; and Mr. Crouch, 23. Mr. McPherson had 34 years of credited service at his retirement.

    Pursuant to the Company's Supplemental Executive Retirement Plan ("SERP"), adopted effective January 1, 1991, and revised May 3, 1994, certain key senior executives are eligible to receive supplemental retirement benefits. The SERP is a defined benefit plan and is administered by the Committee. Management recommends to the Committee employees for participation in the SERP and the Committee then selects the participants. Eligible employees may receive benefits under the SERP upon retirement on or after age 62, upon retirement prior to age 62 if the employee is disabled or dies, upon a change of control of the Company, or if termination of service from the Company occurs under certain circumstances. Benefits under the SERP equal a specified percentage of an eligible employee's final average monthly compensation at retirement in the form of a monthly income for life payable as an actuarially equivalent tax-equalized lump sum. Generally, the SERP benefit at retirement is calculated by determining
(i) the eligible employee's final average monthly compensation multiplied by a percentage based on years of Company service minus (ii) the sum of the anticipated monthly amounts payable to the eligible employee as a primary social security benefit and monthly amounts payable under the Company's qualified and nonqualified defined benefit plans. The SERP provisions establish a minimum benefit for employees who were participants before May 3, 1994, regardless of the years of Company service.

    The percentage of final average monthly compensation used to determine the SERP benefit ranges from 40% to 70%, depending on when the executive became a participant in the SERP, the age at which the employee retires and the reason for the retirement. As of December 31, 1997, the estimated lump sum SERP benefit payable upon retirement to the executive officers named in the Summary Compensation Table -- assuming (i) retirement at age 62 and (ii) salaries are maintained at their current level, is: Mr. Corbett, $1,538,455; Mr. McDaniel, $1,737,872; Mr. Linehan, $1,310,951, Mr. Horner, $604,871 and Mr. Crouch,
$523,778. After 34 years of service, Mr. McPherson received a lump sum SERP benefit payment of $1,627,885 upon his retirement on February 1, 1997.


EMPLOYMENT AND CONSULTING AGREEMENTS

    The Company does not have Employment Agreements in force with any of the executive officers.

    Mr. McPherson retired as Chairman of the Board and Chief Executive Officer of the Company on February 1, 1997. Mr. McPherson has agreed to serve as a consultant to the Company for a period of two years following his retirement, which period may be extended by the Company for one additional year. Mr. McPherson will be reimbursed for his consulting services at the rate of $300,000 per year and will receive life insurance coverage at least equal to the coverage provided under the Company's group life insurance plan that was in effect at the time of his retirement. Mr. McPherson has agreed not to engage in certain activities which compete in any material respect with any business of the Company. Upon a change in control of the Company, amounts remaining unpaid under the agreement will be immediately paid to Mr. McPherson and the agreement will remain in effect in accordance with its terms.


CHANGE OF CONTROL ARRANGEMENTS

    With respect to Messrs. Corbett, McDaniel, Linehan, Horner and Crouch, as well as certain other executive officers, the Company has agreed to provide certain benefits in the event of a "change of control" of the Company. A Change of Control means (a) a change in any two year period in a majority of the members of the Board of Directors of the Company as defined in the agreement,
(b) any person becomes the beneficial owner, directly or indirectly, of 25% or more of the Company's outstanding Common Stock, (c) the approval by the Company's stockholders of (i) the merger or consolidation of the Company with any other corporation, (ii) the sale of all or substantially all, of the assets of the Company or (d) a majority of the members of the Board of Directors in office immediately prior to a proposed transaction determined by written resolution that such proposed transaction, if taken, will be deemed a Change of Control and such proposed transaction is affected.

    If a change of control of the Company occurs, the executive whose employment is subsequently terminated for any reason other than death, disability or "cause" (as defined), or who subsequently terminates employment for "good reason" (as defined), will be entitled to receive a maximum lump sum cash payment equal to three times the executive's annual base salary. In addition, upon such termination, the executive will be entitled to receive amounts that he or she would otherwise have been entitled to receive under the SERP with the specified percentage multiplier being 70% or the amount as determined when the SERP is calculated using the eligible employee's service, as described under "Retirement Plans" above. The Company also has made provision under its Benefits Restoration Plan for the crediting of additional years of age and service to certain executive officers, including those named in the Summary Compensation Table, whose employment is terminated under the circumstances described above following a change of control of the Company.


                        REPORT ON EXECUTIVE COMPENSATION

    The Executive Compensation Committee (the " Committee") is comprised of three independent nonemployee directors and is responsible for administering compensation programs that make it possible for the Company to attract and retain employees with the skills and attitudes necessary to provide the Company with a fully competitive and capable management.

    The Committee reviews the salaries and incentive pay awards as recommended by the Chief Executive Officer ("CEO") for the officers of the Company. It recommends to the full Board such changes as it may deem appropriate. The Committee recommends but does not fix the compensation of the CEO, which is determined by all of the independent nonemployee directors. Set forth below is the report on the Company's executive compensation policies for 1997 and how they affected the Company's CEO and the Company's other officers (including the four other highest paid officers).

    The Company seeks to provide fully competitive levels of total compensation for its key executives through a mix of base salaries, annual incentive pay, long-term incentives and other benefits. The Committee believes that incentive or "at risk" compensation is a key ingredient in motivating executive performance to maximize stockholder value and align executive performance with company objectives. Total compensation is targeted to be competitive at the median level of a peer group of comparable energy and chemical companies, which includes companies constituting the S&P Domestic Integrated Oil Index referred to in the Performance Graph on page19, as well as other comparable energy and chemical companies selected with the assistance of an independent consulting firm to be representative of the Company's size and business activities (the " Comparison Group"). Since the Company has a substantial amount of its business outside the United States, its compensation policies must also be internationally competitive and flexible. This both attracts and retains high quality management, as well as facilitating global management.


BASE SALARIES

    In determining base salaries for executive officers, the Committee annually reviews current competitive market compensation data of the Comparison Group prepared by an independent consulting firm. Base salaries are typically targeted at the median of the salary level Comparison Group. The Committee's policy is to set executive officers' base salaries at or near the median of base salaries of the Comparison Group to enable the Company to be competitive and to attract and retain key executives. When salary increases are made, the Committee also takes into consideration the individual's performance based on the CEO's evaluation of the executive officer's performance, the Board's evaluation of the CEO's performance and all executive officers' current and prior job related experience and tenure. No specific weight is assigned to any individual factor in determining salary increases.


ANNUAL INCENTIVE COMPENSATION

    The Company's Annual Incentive Compensation Plan (the "AICP") provides an opportunity for officers to earn supplemental incentive compensation each year if the Company's financial targets are met or exceeded. The Committee believes that setting threshold and competitive target returns is the appropriate approach to annual incentive pay.

    Before AICP awards are made, the Company must earn a minimum return on average capital employed ("ROACE") established by the Committee at the beginning of the year. The amount of each executive officer's award is directly related to the amount by which the threshold ROACE is exceeded and to the position and performance of the individual executive officer.

    In 1997, the ROACE threshold was exceeded, triggering incentive compensation awards. Awards for Mr. Corbett and the four other highest paid officers are set forth in the Summary Compensation Table. Mr. McPherson, who retired February 1, 1997, was not granted an AICP award. The total awards granted corporate officers in any given year may not exceed 1.7% of pretax income from continuing operations, before extraordinary and special items.


LONG TERM INCENTIVES

    The Company's stockholders have approved the use of Company stock in the form of stock options and restricted stock awards to provide long-term incentives for the Company's key executives. No restricted stock awards were granted in 1997. The Committee believes that the use of stock options provides a direct relationship between the executives' compensation and the stockholders' interests and is an important key employee retention tool that rewards long-term management performance measured by corporate results. The aggregate value of stock options granted to each executive officer, including the CEO, is based on a percentage of the individual's salary. The percentage is set annually by the Committee after considering surveys and reports by an independent consulting firm as to competitive awards made within the Comparison Group, as well as the individual's level of responsibility and a subjective performance evaluation. The amount and terms of prior awards were also considered by the Committee when making 1997 awards. The number of stock options granted in 1997 to Mr. Corbett and the four other highest paid officers is set forth in the Option Grants Table. No options were granted to Mr. McPherson in 1997.


COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    The Chief Executive Officer's compensation is determined in accordance with the policies described above. In establishing Mr. Corbett's compensation, the Committee considers competitive compensation of CEOs compiled by an independent consulting firm, within a peer group of comparable energy and chemical companies. Mr. Corbett's annual base salary was increased in February 1997 to $600,000.

    Mr. Corbett became the Company's Chief Executive Officer February 1, 1997. In determining Mr. Corbett's incentive compensation, the Committee considered several substantial accomplishments in 1997 - no specific weight was assigned to any individual accomplishment. The Company increased its coal production capacity at the Jacobs Ranch Mine in Wyoming by 50% and pigment production capacity at the Hamilton, Mississippi plant by 25%, four new oil and gas fields began development, oil and gas prospect inventory was increased and the merger of its North American Onshore Region into Devon Energy was completed. During 1997, the Company's $300 million Stock Repurchase Program, which began in the fourth quarter of 1995, was completed and net debt was again lowered - net debt has been reduced by about $500 million during the past three years. Mr. Corbett's 1997 incentive award under the Company's Annual Incentive Compensation Plan is shown in the Summary Compensation Table.

    The Committee believes that executive compensation for 1997 appropriately reflects its policy to align such compensation with overall business strategy, values and management initiatives and to ensure that the Company's goals and performance are consistent with the interests of its stockholders.


FEDERAL INCOME TAX DEDUCTIBILITY

    Code Section 162(m) generally limits the corporate deduction on compensation paid to the Chief Executive Officer and the next four highest paid officers to $1 million during any fiscal year unless such compensation meets certain performance based requirements. The Company has adopted a Deferred Compensation Plan that allows executive officers to defer a portion of salary or incentive pay. At the current time it is not mandatory that an executive officer defer any compensation in any taxable year.

    Upon receiving stockholder approval as requested in this year's proxy statement of the Annual Incentive Compensation Plan (AICP) and the 1998
Long-Term Incentive Plan (LTIP), the Committee believes that the Company's executive incentive compensation will comply with the rules of Section 162(m) and will allow the Company to deduct any compensation in excess of $1 million paid to the Chief Executive Officer and the next four highest paid officers.



Submitted by:

EXECUTIVE COMPENSATION COMMITTEE
John J. Murphy, Chairman
Martin C. Jischke
Richard M. Rompala

OTHER INDEPENDENT NONEMPLOYEE DIRECTORS
Paul M. Anderson
William C. Morris
Leroy C. Richie
Farah M. Walters



PERFORMANCE GRAPH
    Set forth below is a line graph comparing the yearly percentage change in the cumulative total return to stockholders on the Company's Common Stock against the cumulative total return of the S&P 500 Index and the S&P Domestic Integrated Oil Index for the five year period 1993 through 1997.


                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                             KERR-MCGEE CORPORATION
               S&P 500 INDEX AND S&P DOMESTIC INTEGRATED OIL INDEX

                                    [GRAPH]

                             1992     1993     1994     1995     1996     1997
                             ----     ----     ----     ----     ----     ----
Assumes $100 invested on
  December 31, 1992.
    KMG                       100      106      111      153      179      162
    S&P Domestic Integrated
      Oil Index               100      104      110      126      157      187
    S&P 500                   100      110      111      154      187      249

                                 Year-end Index
               Total return includes the reinvestment of dividends
                       Year-end data supplied by Bloomberg




                              STOCKHOLDER PROPOSALS

    Stockholder proposals for the 1999 Annual Meeting must be received at the principal executive offices of the Company no later than November 19, 1998.


                             EXPENSE OF SOLICITATION

    The cost of this proxy solicitation will be borne by the Company. To assist in the proxy solicitation, the Company has engaged Georgeson & Co. for a fee of $13,500 plus out-of-pocket expenses. The Company will reimburse brokers, banks or other persons for reasonable expenses in sending proxy material to beneficial owners. Proxies may be solicited through the mail, telephonic or telegraphic communications or meetings with stockholders or their representatives by directors, officers and other employees of the Company who will receive no additional compensation.


                        OWNERSHIP OF STOCK OF THE COMPANY

    To the best of the Company's knowledge, no person beneficially owned more than 5% of any class of the Company's outstanding voting securities at the close of business on March 16, 1998, except as set forth below:

                                                                    AMOUNT AND
                                                                     NATURE OF
     TITLE                        NAME AND ADDRESS OF               BENEFICIAL
   OF CLASS                        BENEFICIAL OWNER                  OWNERSHIP       PERCENT OF CLASS
   --------                       -------------------               ----------       ----------------

Common Stock ............     The Capital Group Companies, Inc.     6,120,900 (1)           12.8%
                              333 South Hope Street
                              Los Angeles, California  90071

Common Stock ............     State Street Bank and Trust Company   3,167,046 (2)           6.60%
                              225 Franklin Street
                              Boston, Massachusetts  02110

------------------

(1) Based on a Schedule 13G for the year ended December 31, 1997, The Capital Group Companies, Inc. has sole voting power over 637,800 shares and sole power to dispose over 6,120,900 shares. The Capital Group Companies, Inc., reports that it holds no shares over which it has shared voting or shared disposition power.

(2) Based on a Schedule 13G for the year ended December 31, 1997, State Street Bank and Trust Company has sole voting power of 672,265 shares, sole power to dispose over 714,402 shares, shared voting power over 2,447,581 shares and shared power to dispose over 2,452,644 shares. Included in these totals are shares the reporting person holds as Trustee of the Company's Employee Stock Ownership Plan for the benefit of the ESOP participants. The decisions with respect to the voting and disposition are made by the ESOP participants.


                                  SECTION 16(A)
                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and stockholders owning more than 10% are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on the information furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1997, all applicable Section 16(a) filing requirements were complied with except that James F. Guion made a late filing of a Form 4 to report one transaction.


                                  OTHER MATTERS

    The Company does not know of any matters to be presented at the meeting other than those set out in the notice preceding this Proxy Statement. If any other matters should properly come before the meeting, it is intended that the persons named on the enclosed proxy will vote said proxy therein at their discretion.



                                                         RUSSELL G. HORNER, JR.
                                                         Secretary

                                    EXHIBIT A


              KERR-MCGEE CORPORATION 1998 LONG TERM INCENTIVE PLAN


                                    ARTICLE I


                                     PURPOSE

    The purpose of the 1998 Kerr-McGee Corporation Long Term Incentive Plan (the "Plan") is to provide incentive opportunities for key employees and to align their personal financial interest with the Company's stockholders. The Plan includes provisions for stock options, stock and performance related awards.


                                   ARTICLE II


                                   DEFINITIONS

    (a) "AWARD" shall mean the award which a Performance Plan Participant is entitled to receive under the Performance Plan.

    (b) "BOARD" shall mean the Board of Directors of the Company.

    (c) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

    (d)  "COMPANY"   shall  mean   Kerr-McGee   Corporation  and  any  successor
corporation by merger or otherwise.

    (e) "COMMITTEE" shall mean a committee of two (2) or more members of the Board appointed by the Board of Directors to administer the Plan pursuant to
Article III herein.

    (f) "EMPLOYEE" shall mean any person employed by the Company, a Subsidiary or Limited Liability Company on a full-time salaried basis, including officers and employee directors thereof.

    (g) "FAIR MARKET VALUE" of Stock shall mean the average of the highest price and the lowest price at which Stock shall have been sold on the applicable date as reported in the Wall Street Journal as New York Stock Exchange Composite Transactions for that date. In the event that the applicable date is a date on which there were no such sales of Stock, the Fair Market Value of Stock on such date shall be the mean of the highest price and the lowest price at which Stock shall have been sold on the last trading day preceding such date.

    (h) "INCENTIVE STOCK OPTION" or "ISO" shall mean an Option grant which meets or complies with the terms and conditions set forth in Section 422 of the Code and applicable regulations.

    (i) "INDICATORS OF PERFORMANCE" shall mean the criteria used by the Committee to evaluate the Company's performance with respect to each Performance Period as described in Article X, Section (b) of this Plan.

    (j) "LIMITED LIABILITY COMPANY" or "LLC" shall mean any Limited Liability Company in which the Company or a Subsidiary owns fifty percent (50%) or more of the Limited Liability Company.

    (k) "OPTION" or "STOCK OPTION" shall mean a right granted under the Plan to an Optionee to purchase a stated number of shares of Stock at a stated exercise price.

    (l) "OPTIONEE" shall mean an Employee who has received a Stock Option granted under the Plan.

    (m) "PERFORMANCE PERIOD" shall mean a period established by the Committee of not less than one year, at the conclusion of which settlement will be made with a Performance Plan Participant with respect to the Award.

    (n) "PERFORMANCE PLAN PARTICIPANT" shall mean any eligible Employee so designated by the Committee.

    (o) "RESTRICTED STOCK" shall mean Stock which is issued pursuant to Article IX of the Plan.

    (p) "RESTRICTION PERIOD" shall mean that period of time as determined by the Committee during which Restricted Stock is subject to such terms, conditions and restrictions as shall be assigned by the Committee.

    (q) "RETIREMENT" shall mean retirement as defined in a policy approved by the Company.

    (r) "STOCK" shall mean the common stock of the Company.

    (s) "STOCK APPRECIATION RIGHT" or "SAR" shall mean a right granted in connection with an Option in accordance with Article VIII of the Plan.

    (t) "SUBSIDIARY" shall mean any corporation (other than the Company) in which the Company, a Subsidiary or a Limited Liability Company of the Company owns fifty percent (50%) or more of the total combined voting power of all classes of stock.

    (u) "TOTAL DISABILITY" and "TOTALLY DISABLED" shall normally have such meaning as that defined under the Company's group insurance plan covering total disability and determinations of Total Disability normally shall be made by the insurance company providing such coverage on the date on which the employee, whether or not eligible for benefits under such insurance plan, becomes Totally Disabled. In the absence of such insurance plan, the Committee shall make such determination.


                                   ARTICLE III


                                 ADMINISTRATION

    Subject to such approvals and other authority as the Board may reserve to itself from time to time, the Committee shall, consistent with the provisions of the Plan, from time to time establish such rules and regulations and appoint such agents as it deems appropriate for the proper administration of the Plan, and make such determinations under, and such interpretations of, and take such steps in connection with the Plan or the Options or Stock Appreciation Rights or the Restricted Stock Plan or the Performance Plan as it deems necessary or advisable.

    Each determination, interpretation, or other action made or taken pursuant to the Plan by the Committee and/or the Board shall be final and shall be binding and conclusive for all purposes and upon all persons.


                                   ARTICLE IV


                                   ELIGIBILITY

    Those Employees who, in the judgment of the Committee, may contribute to the profitability and growth of the Company, shall be eligible to receive Options, SARs, grants of Restricted Stock and Awards under the Plan.


                                    ARTICLE V


                            MAXIMUM SHARES AVAILABLE

    The Stock to be distributed under the Plan may be either authorized and unissued shares or issued shares of the Company, but grants of Restricted Stock shall be made in treasury shares. The maximum amount of Stock which may be issued under the Plan in satisfaction of exercised Options or SARs, issued as Restricted Stock or issued under the Long Term Performance Plan shall not exceed, in the aggregate, two million three hundred thousand (2,300,000) shares of which no more than 450,000 shares may be granted as Restricted Stock. Stock subject to an Option which for any reason is cancelled or terminated without having been exercised, or Stock awarded as Restricted Stock which is forfeited, shall again be available for grants and Awards under the Plan. Stock not issued because the holder of any Option exercises the accompanying SAR shall not again be subject to award by the Committee.


                                   ARTICLE VI


                                  STOCK OPTIONS

    (a)   GRANT OF OPTIONS.

          (i) The Committee may, at any time and from time to time prior to December 31, 2007, grant Options under the Plan to eligible Employees, for such numbers of shares and having such terms as the Committee shall designate, subject however, to the provisions of the Plan. The Committee will also determine the type of Option granted (e.g. ISO, nonstatutory, other statutory Options as from time to time may be permitted by the Code) or a combination of various types of Options. Options designated as ISOs shall comply with all the provisions of Section 422 of the Code and applicable regulations. The aggregate Fair Market Value (determined at the time the Option is granted) of Stock with respect to which ISOs are exercisable for the first time by an individual during a calendar year under all plans of the Company, any Subsidiary and any LLC shall not exceed $100,000. The date on which an Option shall be granted shall be the date of the Committee's authorization of such grant. Any individual at any one time and from time to time may hold more than one Option granted under the Plan or under any other Stock plan of the Company.

          (ii) Each Option shall be evidenced by a Stock Option Agreement in such form and containing such provisions consistent with the provisions of the Plan as the Committee from time to time shall approve.

    (b) EXERCISE PRICE. The price at which shares of Stock may be purchased under an Option shall not be less than 100% of the Fair Market Value of the Stock on the date the Option is granted.

    (c) OPTION PERIOD. The period during which an Option may be exercised shall be determined by the Committee; provided, that such period will not be longer than ten years from the date on which the Option is granted in the case of ISOs, and ten years and one day in the case of other Options. The date or dates on which installment portion(s) of an Option may be exercised during the term of an Option shall be determined by the Committee and may vary from Option to Option. The Committee may also determine to accelerate the time at which installment portion(s) of an outstanding Option may be exercised.

    (d) TERMINATION OF EMPLOYMENT. An Option shall terminate and may no longer be exercised three months after the Optionee ceases to be an Employee for any reason other than Total Disability, death or Retirement. If an Optionee's employment is terminated by reason of Total Disability or Retirement to the extent that the Option was exercisable at the time of the Optionee's Retirement or Total Disability, such Option may be exercised within the period, not to exceed four years following such termination, specified by the Committee in the instrument evidencing the Option. If the Optionee dies while in the employ of the Company, a Subsidiary or LLC, or within three months after the termination of such employment, to the extent that the Option was exercisable at the time of the Optionee's death, such Option may, within the lesser of one year after the Optionee's death or the term of the option, be exercised by the executor or administrator of the Optionee's estate, or if it has been distributed as part of the estate, by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the applicable laws of descent and distribution. In no event may an Option be exercised to any extent by anyone after the expiration or termination of the Option.

    (e) PAYMENT FOR SHARES.

          (i) The exercise price of an Option shall be paid to the Company in full at the time of exercise at the election of the Optionee (1) in cash,
    (2) in shares of Stock having a Fair Market Value equal to the aggregate exercise price of the Option and satisfying such other requirements as may be imposed by the Committee, (3) in shares of Restricted Stock having a Fair Market Value equal to the aggregate exercise price of the Option and satisfying such other requirements as may be imposed by the Committee, (4) partly in cash and partly in such shares of Stock or Restricted Stock, (5) to the extent permitted by the Committee, through the withholding of shares of Stock (which would otherwise be delivered to the Optionee) with an aggregate Fair Market Value on the exercise date equal to the aggregate exercise price of the Option or (6) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate exercise price of the Option. The Committee may limit the extent to which shares of Stock or shares of Restricted Stock may be used in exercising Options. No Optionee shall have any rights to dividends or other rights of a stockholder with respect to shares of Stock subject to an Option until the Optionee has given written notice of exercise of the Option, paid in full for such shares of Stock and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

          (ii) If shares of Restricted Stock are used to pay the exercise price of an Option, an equal number of shares of Stock delivered to the Optionee upon exercise of an Option, shall be subject to the same restrictions for the remainder of the Restriction Period.

    (f) ANNUAL MAXIMUM PERFORMANCE. Options granted to any one Optionee may not exceed one hundred fifty thousand (150,000) shares of stock per calendar year.

    (g) DEFERRAL OF GAIN. Optionees may elect to defer the gain from the exercise of a Stock Option under the terms and conditions of the Kerr-McGee Corporation Executive Deferred Compensation Plan.


                                   ARTICLE VII


                            STOCK APPRECIATION RIGHTS

    (a) GRANT. The Committee may affix SARs to an Option, either at the time of its initial granting to the Optionee or at a later date. The addition of such SARs must be accomplished prior to the completion of the period during which the Option may be exercised and such exercise period may not be extended beyond that which was initially established. The Committee may establish SAR terms and conditions at the time such SAR is established.

    (b)   EXERCISE.

          (i) A SAR shall be exercisable at such time as may be determined by the Committee and a SAR shall be exercisable only to the extent that the related Option could be exercised. Upon the exercise of a SAR, that portion of the Option underlying the SAR will be considered as having been surrendered. A SAR shall be automatically exercised at the end of the last business day prior to the stated expiration date of the unexercised portion of the related Option if on such date the Fair Market Value of Stock exceeds the Option exercise price per share.

          (ii) The Committee may impose any other conditions upon the exercise of a SAR, consistent with the Plan, which it deems appropriate. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.

          (iii) Upon the exercise of a SAR, the Company shall give to an Optionee an amount (less any applicable withholding taxes) equivalent to the excess of the Fair Market Value of the shares of Stock for which the right is exercised on the date of such exercise over the exercise price of such shares under the related Option. Such amount shall be paid to the Optionee either in cash or in shares of Stock or both as the Committee shall determine. Such determination may be made at the time of the granting of the SAR and may be changed at any time thereafter. No fractional shares of Stock shall be issued and the Committee shall determine whether cash shall be given in lieu of such fractional share or whether such fractional share shall be eliminated.

    (c) EXPIRATION OR TERMINATION.

          (i) Subject to (c)(ii), each SAR and all rights and obligations thereunder shall expire on a date to be determined by the Committee.

          (ii) A SAR shall terminate and may no longer be exercised upon the exercise, termination or expiration of the related Option.


                                  ARTICLE VIII


                              RESTRICTED STOCK PLAN

    (a) At the time of making a grant of Restricted Stock or making payment of an Award in Restricted Stock to an Employee, the Committee shall establish a Restriction Period and assign such terms, conditions and other restrictions to the Restricted Stock as it shall determine applicable to the Restricted Stock to be issued in settlement of such grant or Award.

    (b) Restricted Stock will be represented by a Stock certificate registered in the name of the Restricted Stock recipient. Such certificate, accompanied by a separate duly endorsed stock power, shall be deposited with the Company. The recipient shall be entitled to receive dividends during the Restriction Period and shall have the right to vote such Restricted Stock and all other shareholder's rights, with the exception that (i) the recipient will not be entitled to delivery of the Stock certificate during the Restriction Period,
(ii) the Company will retain custody of the Restricted Stock during the Restriction Period and (iii) a breach of the terms and conditions established by the Committee pursuant to the Award will cause a forfeiture of the Restricted Stock. Subject to Article VI, Section (e), Restricted Stock may be used to exercise Options. The committee may, in addition, prescribe additional restrictions, terms and conditions upon or to the Restricted Stock.

          (i) TERMINATION OF EMPLOYMENT. The Committee may establish such rules concerning the termination of employment of a recipient of Restricted Stock prior to the expiration of the applicable Restriction Period as it may deem appropriate from time to time.

          (ii) RESTRICTED STOCK AGREEMENT. Each grant of, or payment of an Award in, Restricted Stock shall be evidenced by a Restricted Stock Agreement in such form and containing such terms and conditions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve.

    (c) The Committee shall not grant Restricted Stock in excess of four hundred fifty thousand (450,000) shares of Stock during the term of this Agreement.


                                   ARTICLE IX


                                PERFORMANCE PLAN

    (a) ADMINISTRATIVE PROCEDURE. The Committee shall designate Employees as Performance Participants to become eligible to receive Awards under the plan and shall establish Performance Periods under the Performance Plan.

    (b) INDICATORS OF PERFORMANCE. The Committee shall establish Indicators of Performance applicable to the Performance Period. Indicators of Performance are utilized to determine amount and timing of Awards, and may vary between Performance Periods. Indicators of Performance may include, but shall not be limited to, various financial and operating measures, and may be based on the Company's performance compared to one or more selected companies during the same Performance Period or may be related solely to the Company's performance during the Performance Period, or a combination of such indicators. The Committee may take into consideration, and make appropriate adjustments for, events occurring during the Performance Period which the Committee concludes have affected the performance of the Company or any selected company with respect to any of the Indicators of Performance.

    (c) AWARD ADJUSTMENT. Subject to the terms of the Plan, the Committee may make adjustments in Awards to Performance Plan Participants.

    (d) PERFORMANCE AWARDS. Awards may be in the form of performance shares, which are units valued by reference to shares of stock or performance units, which are units valued by reference to financial measures or property other than stock and shall be subject to such terms and conditions and other restrictions as the Committee shall assign. At the time of making grants of Awards, the Committee shall establish such terms and conditions as it shall determine applicable to such Awards. Awards may be paid out in cash, Stock, Restricted Stock, other property or combination thereof. Recipients of Awards are not required to provide consideration other than the rendering of service.

    (e) PARTIAL PERFORMANCE PERIOD PARTICIPATION. The Committee shall determine the extent to which an Employee shall participate in a partial Performance Period because of becoming eligible to be a Performance Plan Participant after the beginning of such Performance Period.



                                    ARTICLE X


                        ADJUSTMENT UPON CHANGES IN STOCK

    The number of shares of Stock which may be issued pursuant to this Plan, the number of shares covered by each outstanding Option, the Option exercise price per share, the number of shares granted as Restricted Stock, and the number of shares representing a Performance Plan Participant's Award under the Performance Plan, shall be adjusted proportionately, and any other appropriate adjustments shall be made, for any increase or decrease in the total number of issued and outstanding Stock (or change in kind) resulting from any change in the Stock or Options through a merger, consolidation, reorganization, recapitalization, subdivision or consolidation of shares or other capital adjustment or the payment of a Stock Dividend or other increase or decrease (or change in kind) in such shares. In the event of any such adjustment, fractional shares shall be eliminated. Appropriate adjustment shall also be made by the Committee in the terms of SARs to reflect the foregoing changes.


                                   ARTICLE XI


                                CHANGE IN CONTROL

    Notwithstanding anything to the contrary in the Plan, in the event of a Change in Control:

        (i) If during a Restriction Period(s) applicable to Restricted Stock issued under the Plan, all restrictions imposed hereunder on such Restricted Stock shall lapse effective the date of the Change in Control;

        (ii) If during a Performance Period(s) applicable to an Award granted under the Plan, a Participant shall earn no less than the number of performance shares or performance units which the participant would have earned if the Performance Period(s) had terminated as of the date of the Change in Control; or

        (iii) Any outstanding options that are not exercisable shall become exercisable effective as of the date of a Change in Control. If an Optionee's employment is terminated within 24 months of the effective date of a Change in Control, to the extent that any Option was exercisable at the time of the Optionee's termination of employment, such Option may be exercised within four years following the date of termination of employment.

    For purposes of the Plan, a "Change in Control" shall be deemed to have occurred if :

    (a) Any "Person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

    (b) During any period of 24 months (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than (1) a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this Article, (2) a director designated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a
Change in Control or (3) a director designated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's securities whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least twothirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof;

    (c) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding
immediately   prior  thereto   continuing  to  represent  (either  by  remaining
outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and (2) after which no Person holds 25% or more of the combined voting power of the then outstanding securities of the Company or such surviving entity or

    (d) The stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.


                                   ARTICLE XII


                                  MISCELLANEOUS

    (a) Except as otherwise required by law, no action taken under the Plan shall be taken into account in determining any benefits under any pension, retirement, thrift, profit sharing, group insurance or other benefit plan maintained by the Company or any Subsidiaries, unless such other plan specifically provides for such inclusion.

    (b) Except as provided in Section (c) of this Article XIII, no Option or SAR, grant of Restricted Stock or Award under this Plan shall be transferable other than by will or the laws of descent and distribution. Any Option or SAR shall be exercisable (i) during the lifetime of an Optionee, only by the Optionee or, to the extent permitted by the Code, by an appointed guardian or legal representative of the Optionee, and (ii) after death of the Optionee, only by the Optionee's legal representative or by the person who acquired the right to exercise such Option or SAR by bequest or inheritance or by reason of the death of the Optionee.

    (c) The Committee may, in its discretion, authorize all or a portion of the Options to be granted to an Optionee to be on terms which permit transfer by such Optionee to an immediate family member of the Optionee who acquires the options from the Optionee through a gift or a domestic relations order. For purposes of this Section (c), "family member" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, trusts for the exclusive benefit of these persons and any other entity owned solely by these persons, provided that the Stock Option Agreement pursuant to which such Options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section and provided further that subsequent transfers of transferred options shall be prohibited except those in accordance with Section (b) of this Article XIII. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of termination of employment of Section (d) of Article VI hereof shall continue to be applied with respect to the original Optionee, following which the options shall be exercisable by the Transferee only to the extent and for the periods specified in Section (d) of
Article VI.

    (d) The Company shall have the right to withhold from any settlement hereunder any federal, state, or local taxes required by law to be withheld, or require payment in the amount of such withholding. If settlement hereunder is in the form of Stock, such withholding may be satisfied by the withholding of shares of Stock by the Company, unless the Optionee shall pay to the Corporation an amount sufficient to cover the amount of taxes required to be withheld, and such withholding of shares does not violate any applicable laws, rules or regulations of federal, state or local authorities.

    (e) Transfer of employment between the Company, a Subsidiary or Limited Liability Company, or between Limited Liability Companies and Subsidiaries shall not constitute termination of employment for the purpose of the Plan. Whether any leave of absence shall constitute termination of employment for the purposes of the Plan shall be determined in each case by the Committee.

    (f) All administrative expenses associated with the administration of the Plan shall be borne by the Company.

    (g) The titles and headings of the articles in this Plan are for convenience of reference only and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

    (h) No grant or Award to an employee under the Plan or any provisions thereof shall constitute any agreement for or guarantee of continued employment by the Company.

    (i) The Committee shall have such duties and powers as may be necessary to discharge its responsibilities under this Plan, including, but not limited to, the ability to construe and interpret the Plan and resolve any ambiguities with respect to any of the terms and provisions hereof as written and as applied to the operation of the Plan.


                                  ARTICLE XIII


                            AMENDMENT AND TERMINATION

    The Board may at any time terminate or amend this Plan in such respect as it shall deem advisable, provided, the Board may not, without further approval of the stockholders of the Company, amend the Plan so as to (i) increase the number of shares of Stock which may be issued under the plan, except as provided for in
Article XI, or change Plan provisions relating to establishment of the exercise prices under Options granted, (ii) extend the duration of the Plan beyond the date approved by the stockholders or (iii) increase the maximum dollar amount of ISOs which an individual Optionee may exercise during any calendar year beyond that permitted in the Code and applicable rules and regulations of the Treasury Department. No amendment or termination of the Plan shall, without the consent of the Optionee or Plan participant, alter or impair any of the rights or obligations under any Options or other rights theretofore granted such person under the Plan.


                                   ARTICLE XIV


                              DURATION OF THE PLAN

    This Plan became effective January 1, 1998. If not sooner terminated by the Board, this Plan shall terminate on December 31, 2007, but Options and other rights theretofore granted and any Restriction Period may extend beyond that date and the terms of the Plan shall continue to apply.

                                    EXHIBIT B


            KERR-MCGEE CORPORATION ANNUAL INCENTIVE COMPENSATION PLAN



                                    ARTICLE I


                            ESTABLISHMENT AND PURPOSE


    1.1 ESTABLISHMENT OF THE PLAN. Kerr-McGee Corporation, a Delaware corporation (the "Company"), hereby establishes an annual incentive compensation plan to be known as "The Kerr-McGee Corporation Annual Incentive Compensation Plan (the "Plan"), as set forth in this document. The Plan permits annual cash awards to Officers of the Company, based on the achievement of pre-established performance goals.

          The Plan shall become effective January 1, 1998 (the "Effective Date") and shall remain in effect until terminated as provided in Article V, Section
5.12 herein.

    1.2   PURPOSE.  The purposes of the Plan are to:

    (a) Provide incentives to achieve annual goals that are within group and/or individual control and are considered key to the Company's success;

    (b)   Encourage teamwork in various segments of the Company;

    (c) Reward performance with pay that varies in relation to the extent to which the pre-established goals are achieved; and

    (d) Ensure all amounts paid under the Plan be "qualified performance based compensation" within the meaning of Section 162(m) of the Code and its accompanying regulations.


                                   ARTICLE II


                                   DEFINITIONS

        Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the defined meaning is intended, the term is capitalized:

    (a) "AWARD OPPORTUNITY" means the various levels of incentive award payouts which an Officer may earn under the Plan, including Target Incentive Awards, as established by the Committee pursuant to Article V, Sections 5.1 and 5.2 herein.

    (b) "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

    (c) "CODE" means the Internal Revenue Code of 1986, as amended.

    (d) "COMMITTEE" means a committee of two (2) or more members of the Board of Directors, all of whom shall be "outside directors" within the meaning of the Regulations under Code Section 162(m), appointed by the Board to administer the Plan, pursuant to Article III herein.

    (e)  "COMPANY"  means  Kerr-McGee   Corporation,   a  Delaware   corporation
    (including any and all Subsidiaries and Limited Liability Companies) and any successor thereto.

    (f) "EFFECTIVE DATE" means the date the Plan becomes effective, as set forth in Article I, Section 1.1 herein.

    (g) "EMPLOYEE" means a full time, salaried employee of the Company.

    (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

    (i) "FINAL AWARD" means the actual award earned during a Plan Year by an Officer, as determined by the Committee.

    (j) "LIMITED LIABILITY COMPANY" means any Limited Liability Company in which the Company or a Subsidiary owns fifty percent (50%) or more of the Limited Liability Company.

    (k) "OFFICER" means an Employee who, as of the last day of the applicable Plan Year, is an officer of the Company at or above the level of Corporate Vice President.

    (l) "PLAN YEAR" means the Company's fiscal year.

    (m) "SUBSIDIARY" means any corporation (other than the Company) in which the Company, a Subsidiary or a Limited Liability Company of the Company owns fifty percent (50%) or more of the total combined voting power of all classes of stock.

    (n) "TARGET INCENTIVE AWARD" means the award, as established by the Committee at a competitive level, which may be paid to an Officer when "targeted" performance results are attained; however, in no case can the Target Incentive Award exceed 100% of an officer's base salary.


                                   ARTICLE III


                                 ADMINISTRATION

    3.1 THE COMMITTEE. The Plan shall be administered by a Committee which initially shall be the Executive Compensation Committee of the Board. Subject to the terms of this Plan, the Board may appoint a successor Committee to administer the Plan. The members of the Committee shall be appointed by, must be members of, and shall serve at the discretion of the Board.

    3.2 AUTHORITY OF THE COMMITTEE. Subject to the provisions herein, the Committee shall have the full power to determine the size and types of Award Opportunities and Final Awards, to determine the terms and conditions of Award Opportunities in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan's administration and (subject to the provisions of Article IV herein) to amend the terms and conditions of any outstanding Award Opportunity to the extent such terms and conditions are within the sole discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority hereunder.

    3.3 DECISIONS BINDING. All determinations and decisions of the Committee as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all parties.


                                   ARTICLE IV


                          ELIGIBILITY AND PARTICIPATION

    4.1 ELIGIBILITY. All Officers as of the first day of each Plan Year.

    4.2 NO RIGHT TO PARTICIPATE. No Employee shall at any time have a right to be selected for participation in the Plan despite having previously participated in the Plan.


                                    ARTICLE V


                               AWARD DETERMINATION

    5.1 PERFORMANCE MEASURES AND PERFORMANCE GOALS. For each Plan Year, the Committee shall establish ranges of attainment of the performance goals which will correspond to various levels of Award Opportunities. Each performance goal range shall include a level of performance at which one hundred percent (100%) of the Target Incentive Award may be earned. In addition, each range shall include levels of performance above and below the one hundred percent (100%) performance level at which a greater or lesser percent of the Target Incentive Award may be earned.

          After the performance goals are established, the committee will align the achievement of the performance goals with the Award Opportunities (as described in Article V, Section 5.2 herein), such that the level of achievement of the pre-established performance goals at the end of the Plan Year will determine the Final Awards.

          The Committee may establish one or more Company wide performance measures which must be achieved for any Officer to receive a Final Award payment for that Plan Year.

          Following the completion of each Plan Year, if the performance goals were met, the Committee shall certify in writing prior to payment of Final Awards that the performance goals for such Plan Year were satisfied.

    5.2 AWARD OPPORTUNITIES. No later than ninety (90) days after the beginning of each Plan Year, the Committee shall establish, in writing, Award
Opportunities which correspond to various levels of achievement of the pre-established performance goals. The established Award Opportunities may vary in relation to the job classification of each Officer or among Officers in the same job classification. Except as provided in Article V, Section 5.11 herein, Award Opportunities for Officers shall be established as a function of each Officer's Base Salary (as defined below). No later than ninety (90) days after the beginning of each Plan Year, the Committee shall establish, in writing, various levels of Final Awards which may be paid with respect to specified levels of attainment of the pre-established performance goals.

    For purposes of this Article V, "Base Salary" shall mean, as to any specific Plan Year, an Officer's regular annual salary rate as of the last day of the Plan Year. Regular salary shall not be reduced by any voluntary salary reductions or any salary reduction contributions made to any salary reduction plan, defined contribution plan or other deferred compensation plans of the Company, but shall not include any payments under this Plan, the 1998 Long Term Incentive Plan, or any other bonuses, incentive pay or special awards.

    5.3 COMPUTATION OF FINAL AWARDS. Each Officer's Final Award shall be based on:

    (a)   The Officer's Target Incentive Award;

    (b)  The  potential  Final  Awards   corresponding   to  various  levels  of
    achievement of the pre-established performance goals, as established by the Committee; and

    (c) Company performance in relation to the pre-established performance goals.

    Except as provided in Article V, Section 5.7 herein, performance measures which may serve as determinants of Officers' Award Opportunities shall be limited to the Company's Pretax Income, Net Income, Earnings Per Share, Revenue, Expenses, Return on Assets, Return on Equity, Return on Investment, Net Profit Margin, Operating Profit Margin, Operating Cash Flow, Total Stockholder Return, Capitalization, Liquidity, Results of Customer Satisfaction Surveys and other measures of Quality, Safety, Productivity or Process Improvement or other measures the Committee approves. Such performance goals may be determined solely by reference to the performance of the Company, a Subsidiary, a Limited Liability Company or a division or unit of any of the foregoing or based upon comparisons of any of the performance measures relative to other companies. In establishing a performance goal, the Committee may exclude the impact of any event or occurrence which the Committee determines should appropriately be excluded such as, for example, a restructuring or other nonrecurring charge, an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management or a change in accounting standards required by the U. S. generally accepted accounting principles.

    5.4 ADJUSTMENT OF PERFORMANCE GOALS AND AWARD OPPORTUNITIES. Once established, performance goals normally shall not be changed during the Plan Year. If the Committee determines in its sole discretion that external changes or other unanticipated business conditions have materially affected the fairness of the goals, then the Committee may approve appropriate adjustments to the performance goals (either up or down) during the Plan Year as such goals apply to the Award Opportunities of specified Officers.

    Notwithstanding any other provision of this Plan, in the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368), or any partial or complete liquidation of the Company, such adjustment shall be made in the Award Opportunities and/or the performance measures or performance goals related to then current Performance Periods, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that subject to Article V herein, any such adjustment shall not be made if it would eliminate the ability of Award Opportunities held by Officers to qualify for the "performance based compensation" exception under Code Section 162(m).

    5.5 FINAL AWARD DETERMINATIONS. As soon as practicable after the end of each Plan Year, Final Awards shall be computed for each Officer as determined by the Committee. Subject to the terms of Article V herein, Final Award amounts may vary above or below the Target Incentive Award, based on the level of achievement of the pre-established corporate, division and/or individual performance goals. Except as provided in Article V herein, the Committee shall have discretion to reduce or eliminate any and all Final Awards that otherwise would be paid; provided, however, the Committee may determine prior to the end of the Plan Year that it will not exercise such discretion.

    5.6 AWARD LIMIT. The Committee may establish guidelines governing the maximum Final Awards that may be earned by Officers (either in the aggregate, by Employee class or among individual Officers) in each Plan Year. The guidelines may be expressed as a percentage of Company wide goals of financial measures, or such other measures as the Committee shall from time to time determine; provided, however, that the maximum payout with respect to a Final Award payable to any one Officer in connection with performance in one Plan Year shall not exceed two hundred percent (200%) of the Officer's Target Incentive Award.

    5.7 THRESHOLD LEVELS OF PERFORMANCE. The Committee may establish minimum levels of performance goal achievement, below which no payouts of Final Awards shall be made to any Officer.

    5.8 NO MID-YEAR CHANGE IN AWARD OPPORTUNITIES. Except as provided in Article V, Section 5.11 herein, each Officer's Final Award shall be based exclusively on the Award Opportunity levels established by the Committee pursuant to Article V,
Section 5.2 above.

    5.9  NONADJUSTMENT  OF PERFORMANCE  GOALS.  Except as provided in Article V,
Section 5.11 herein, performance goals shall not be changed following their establishment and Officers shall not receive any payout when the minimum performance goals are not met or exceeded.

    5.10 AWARD ADJUSTMENTS. The Committee shall have the discretion to reduce or eliminate the amount of the Final Award otherwise payable to an Officer.

    5.11  POSSIBLE  MODIFICATIONS.  In the event that  changes  are made to Code
Section 162(m) or the Regulations thereunder to permit greater flexibility with respect to any Award Opportunities under the Plan, the Committee may exercise such greater flexibility consistent with the terms of the AICP and, to the extent of such changes, without regard to the restrictive provisions of the AICP.

    5.12 AMEND AND TERMINATE. The Board, without notice, at any time, may modify or amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely; provided, however, that no such modification, amendment, suspension, or termination may, without the consent of an Officer, reduce the right of an Officer to a payment or distribution hereunder to which the Officer is entitled.


                                   ARTICLE VI


                             PAYMENT OF FINAL AWARDS

    6.1 FORM AND TIMING OF PAYMENT. Unless a deferral election is made by an Officer pursuant to Article VI, Section 6.2 herein, or deferral of all or a portion of an Officer's Final Award is required by Article VI, Section 6.3, each Officer's Final Award shall be paid within seventy-five (75) days after the Award is approved by the Committee.

    6.2 VOLUNTARY DEFERRAL OF FINAL AWARD PAYOUTS. An Officer may defer receipt of some or all payments otherwise due under the Plan pursuant to the terms of a deferred compensation plan sponsored by the Company.

    6.3 DEFERRAL OF FINAL AWARD PAYOUTS. In the event that all or a portion of an Officer's Final Award is not deductible by the Company due to limits contained in Code Section 162(m) or any successor Code Section, the Committee may, in its discretion, require that payment of the nondeductible portion of such Final Award be deferred under a deferred compensation plan sponsored by the Company.


                                   ARTICLE VII


                            TERMINATION OF EMPLOYMENT

          If before an Award is actually paid to an Officer with respect to a Performance Period the Officer ceases to be regular, full time employee of the Corporation, any of its Subsidiaries or any of its Limited Liability Companies, the Officer's eligibility under the Plan shall terminate and no Award will be paid.


                                  ARTICLE VIII


                             RIGHTS OF PARTICIPANTS

    8.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Officer's employment at any time, nor confer upon any Officer any right to continue in the employ of the Company.

    8.2 NONTRANSFERABILITY. No right or interest of any Officer in the Plan shall be assignable or transferable, or subject to any lien, directly, by operation of law or otherwise, including, but not limited to, execution, levy, garnishment, attachment, pledge and bankruptcy.


                                   ARTICLE IX


                                CHANGE IN CONTROL

    In the event of a Change in Control, each Participant shall, in the sole discretion of the Committee, receive a full payment of the Participant's Target Incentive Award for the Plan Year during which such Change in Control occurs, as determined by the Committee. In such circumstances the Committee shall determine the Final Award based upon performance during the Plan Year until the date of the Change in Control. Such amounts shall be paid in cash to each participant within seventy-five (75) days after the effective date of the Change in Control.

    For purposes of the Plan, a "Change in Control" shall be deemed to have occurred if :

    (a) Any "Person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

    (b) During any period of 24 months (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than (1) a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this Article; (2) a director designated by any Person (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control; or (3) a director designated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's securities whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof;

    (c) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding
immediately   prior  thereto   continuing  to  represent  (either  by  remaining
outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and (2) after which no Person holds 25% or more of the combined voting power of the then outstanding securities of the Company or such surviving entity; or

    (d) The stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.


                                    ARTICLE X


                                  MISCELLANEOUS

    10.1 GOVERNING LAW. The Plan, and all agreements hereunder, shall be governed by and construed in accordance with the laws of the State of Oklahoma.

    10.2 WITHHOLDING TAXES. The Company shall have the right to deduct from all payments under the Plan any foreign, federal, state or local income or other taxes required by law to be withheld with respect to such payments. Before payment of any Final Award may be deferred under Article VI, the Company may require that the Officer pay or agree to withholding for any foreign, federal, state or local income or other taxes which may be imposed on any amount deferred.

    10.3 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular, and the singular shall include the plural.

    10.4 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

    10.5 COSTS OF THE PLAN. All costs of implementing and administering the Plan shall be borne by the Company.

    10.6 SUCCESSORS. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

    10.7 OTHER PLANS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

    10.8 CONSTRUCTION. The Committee shall have such duties and powers as may be necessary to discharge its responsibilities under this Plan, including, but not limited to, the ability to construe and interpret the Plan and resolve any ambiguities with respect to any of the terms and provisions hereof as written and as applied to the operation of the Plan.

THE ENCLOSED 1998 PROXY MATERIAL FOR KERR-MCGEE CORPORATION HAS BEEN MAILED TO YOU BECAUSE YOU HELD STOCK THROUGH THE KERR-MCGEE CORPORATION SAVINGS INVESTMENT PLAN AND/OR KERR-MCGEE CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN ON MARCH 16, 1998,
THE RECORD DATE FOR THE 1998 ANNUAL MEETING.

IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THE VOTING INSTRUCTIONS AS SOON AS POSSIBLE. BY SIGNING AND PROMPTLY RETURNING THE VOTING INSTRUCTIONS, YOU WILL SAVE YOUR COMPANY ADDITIONAL MAILING AND SOLICITATION COSTS. PLEASE TURN TO THE REVERSE SIDE, COMPLETE THE VOTING INSTRUCTIONS, EXECUTE AND MAIL TODAY IN THE SELF-ADDRESSED, POSTAGE PAID ENVELOPE.

                                                                      THANK YOU.

                       VOTING INSTRUCTIONS TO THE TRUSTEES

                       FOR ANNUAL STOCKHOLDERS' MEETING OF
                             KERR-MCGEE CORPORATION
                           TO BE HELD ON MAY 12, 1998

   Putnam Fiduciary Trust                        State Street Bank and Trust
     Company, Trustee                              Company, Trustee
   Kerr-McGee Corporation                        Kerr-McGee Corporation
   Savings Investment Plan                       Employee Stock Ownership Plan
   859 Willard Street                            P. O. Box 1994
   Quincy, Massachusetts 02269-9110              Boston, Massachusetts 02101

I hereby direct that all my shares of Kerr-McGee Corporation Common Stock, the voting of which I am entitled to direct pursuant to the Kerr-McGee Corporation Savings Investment Plan ("SIP") and the Kerr-McGee Corporation Employee Stock Ownership Plan ("ESOP"), be voted by Putnam Fiduciary Trust Company (as Trustee of the SIP) and State Street Bank and Trust Company (as Trustee of the ESOP) at the Annual Meeting Of Stockholders on May 12, 1998, as follows:

      --------------------------------------------------------------------
      THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" ITEMS 1, 2, 3 AND 4
      --------------------------------------------------------------------

                                 SIP                           ESOP

1.  ELECTION OF DIRECTORS: _____ FOR                      _____ FOR
    Paul M. Anderson,      _____ WITHHOLD                 _____ WITHHOLD
    Luke R. Corbett,       _____ WITHHOLD for             _____ WITHHOLD for the
    Martin C. Jischke,           the following                  the following
    Tom J. McDaniel,             only, write                    only, write
    William C. Morris,           name(s)                        names(s)
    John J. Murphy,        _____________________          ______________________
    Leroy C. Richie,       _____________________          ______________________
    Richard M. Rompala,
    Farah M. Walters


2.  RATIFY THE  APPOINTMENT  OF  ARTHUR      _____ FOR       _____ FOR
    ANDERSEN LLP AS THE COMPANY'S            _____ WITHHOLD  _____ WITHHOLD
    INDEPENDENT PUBLIC ACCOUNTANT.           _____ ABSTAIN   _____ ABSTAIN

3.  APPROVE THE 1998 LONG TERM               _____ FOR       _____ FOR
    INCENTIVE PLAN.                          _____ WITHHOLD  _____ WITHHOLD
                                             _____ ABSTAIN   _____ ABSTAIN

4.  APPROVE THE ANNUAL INCENTIVE             _____ FOR       _____ FOR
    COMPENSATION PLAN.                       _____ WITHHOLD  _____ WITHHOLD
                                             _____ ABSTAIN   _____ ABSTAIN

The Trustees are authorized to grant the Proxies authority to vote in their discretion upon such other business as may properly come before the meeting.

Because the SIP and ESOP are separate plans, you are entitled to vote separately the shares of Kerr-McGee Corporation Common Stock you hold in each Plan.

Please sign below. The Trustee will vote your shares as you direct. IF YOU SIGN BELOW, BUT DO NOT GIVE ANY INSTRUCTIONS OR GIVE PARTIAL INSTRUCTIONS WITH RESPECT TO EITHER THE SIP OR THE ESOP, THE TRUSTEE FOR THE PLAN WILL VOTE FOR ITEMS 1, 2, 3 AND 4. Please sign exactly as your name appears in the address.

If you do not return voting instructions to the Trustees, the shares for which no instructions are received will be voted in the same proportion by each Trustee as the total shares for which instructions are received by such Trustee.

------------------------------------
Signature of Participant


------------------------------------
Social Security Number


------------------------------------
Date

THE ENCLOSED 1998 PROXY MATERIAL FOR KERR-MCGEE CORPORATION HAS BEEN MAILED TO YOU BECAUSE YOU WERE A KERR-MCGEE CORPORATION STOCKHOLDER ON MARCH 16, 1998, THE RECORD DATE FOR THE 1998 ANNUAL MEETING.

IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THIS PROXY AS SOON AS POSSIBLE. BY SIGNING AND PROMPTLY RETURNING THE PROXY, YOU WILL SAVE YOUR COMPANY ADDITIONAL MAILING AND SOLICITATION COSTS. PLEASE TURN TO THE REVERSE SIDE, COMPLETE THE PROXY, EXECUTE AND MAIL TODAY IN THE SELF-ADDRESSED, POSTAGE PAID ENVELOPE.

                                                                      THANK YOU.

[KERR-MCGEE LOGO]
                             KERR-MCGEE CORPORATION
                                      PROXY

                                KERR-MCGEE CENTER
                                 P. O. BOX 25861
                          OKLAHOMA CITY, OKLAHOMA 73125

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Luke R. Corbett, Tom J. McDaniel and Russell G. Horner, Jr., and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Kerr-McGee Corporation held of record by the undersigned on March 16, 1998 at the Annual Meeting of Stockholders to be held on May 12, 1998 or any adjournment thereof (1) as hereinafter specified on the matters as more particularly described in the Company's Proxy Statement and
(2) in their discretion on any such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" ITEMS 1, 2, 3 AND 4

1.   ELECTION OF DIRECTORS
     Paul M. Anderson, Luke R. Corbett, Martin C. Jischke, Tom J. McDaniel, William C. Morris, John J. Murphy, Leroy C. Richie, Richard M. Rompala and Farah M. Walters.

     [ ] FOR  [ ] WITHHOLD  [ ] WITHHOLD  for the following only,  write name(s)
     ---------------------------------------------------------------------------

2. Ratify the appointment of Arthur Andersen LLP as the Company's independent public accountant.
     [ ] FOR  [ ] WITHHOLD  [ ] ABSTAIN

3.   Approve the 1998 Long Term Incentive Plan.
     [ ] FOR  [ ] WITHHOLD  [ ] ABSTAIN

4.   Approve the Annual Incentive Compensation Plan.
     [ ] FOR  [ ] WITHHOLD  [ ] ABSTAIN

The Proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting. If no direction is given, this Proxy will be voted FOR Items 1, 2, 3 and 4.


Dated _______________, 1998  Signature ______________________________________
                             Signature, if held jointly _____________________

Please sign exactly as the name appears in the address. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign the full name of the corporation by the president or other authorized officer. If a partnership, please sign the name of the partnership by an authorized person.

                                 MARCH 20, 1998



TO:    PARTICIPANTS IN THE KERR-MCGEE CORPORATION
       SAVINGS INVESTMENT PLAN AND/OR THE
       EMPLOYEE STOCK OWNERSHIP PLAN DATED SEPTEMBER 12, 1989:

AS A PARTICIPANT IN THE KERR-MCGEE CORPORATION SAVINGS INVESTMENT PLAN ("SIP") AND/OR THE KERR-MCGEE CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN DATED SEPTEMBER 12, 1989 ("ESOP"), YOU OWNED SHARES OF COMMON STOCK OF THE COMPANY ON MARCH 16, 1998, THE RECORD DATE FOR STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL STOCKHOLDERS' MEETING TO BE HELD ON MAY 12, 1998. THIS STOCK IS HELD IN TRUST BY PUTNAM FIDUCIARY TRUST COMPANY AS TRUSTEE FOR THE SIP AND STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE FOR THE ESOP.

EACH PLAN PROVIDES THAT THE SHARES OF COMMON STOCK OF THE COMPANY WHICH HAVE BEEN ALLOCATED TO YOUR ACCOUNT WILL BE VOTED BY THE TRUSTEES IN ACCORDANCE WITH YOUR WRITTEN INSTRUCTIONS. BOTH THE SIP AND ESOP PROVIDE THAT SHARES ALLOCATED TO PARTICIPANTS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED SHALL BE VOTED BY THE TRUSTEES IN THE SAME PROPORTION AS THOSE ALLOCATED SHARES FOR WHICH INSTRUCTIONS ARE RECEIVED. THE ESOP ALSO PROVIDES THAT SHARES WHICH HAVE NOT YET BEEN ALLOCATED (APPROXIMATELY 1 MILLION SHARES) SHALL ALSO BE VOTED BY THE TRUSTEES IN THE SAME PROPORTION AS THOSE ALLOCATED SHARES FOR WHICH INSTRUCTIONS ARE RECEIVED.

YOUR VOTE IS IMPORTANT! YOU ARE URGED TO COMPLETE AND MAIL YOUR VOTING INSTRUCTIONS PROMPTLY. IF THE TRUSTEES DO NOT RECEIVE VOTING INSTRUCTIONS FROM YOU, THE SHARES IN BOTH PLANS FOR WHICH NO INSTRUCTIONS ARE RECEIVED AND THE UNALLOCATED SHARES IN THE ESOP WILL BE VOTED IN THE SAME PROPORTION AS THE TOTAL SHARES FOR WHICH INSTRUCTIONS ARE RECEIVED BY THE TRUSTEES.

ENCLOSED FOR YOUR INFORMATION AND USE ARE THE FOLLOWING:

1. NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT. (SINCE YOUR SHARES WILL BE VOTED THROUGH THE TRUSTEES, THE ENCLOSED VOTING INSTRUCTIONS REPLACE THE PROXY REFERRED TO IN THE PROXY STATEMENT.)

2. VOTING INSTRUCTIONS TO THE TRUSTEE FOR EACH PLAN FOR YOUR USE IN DIRECTING THE TRUSTEES TO VOTE YOUR SHARES.

3. A POSTAGE-PAID, SELF-ADDRESSED ENVELOPE FOR YOUR USE IN RETURNING YOUR VOTING INSTRUCTIONS TO BANK ONE TRUST COMPANY WHICH WILL TABULATE THE VOTING INSTRUCTIONS FOR EACH TRUSTEE.

                                                VERY TRULY YOURS,

                                                KERR-MCGEE CORPORATION
                                                BENEFITS COMMITTEE


                                                BY:__________________________
                                                   JOHN C. LINEHAN, CHAIRMAN